                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Unocal Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              Unocal Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                                          Unocal Corporation
                                          2141 Rosecrans Avenue, Suite 4000
                                          El Segundo, California 90245

                                 UNOCAL [LOGO]

                                          April 12, 2000
Dear Stockholder:

  Please accept my invitation to attend our Annual Meeting of Stockholders on Monday, May 22, 2000. It will be held in the auditorium at the Company's Hartley Center, 376 South Valencia Avenue in Brea, California at 10:00 A.M. The meeting agenda is to elect four directors, ratify the appointment of independent accountants, approve the 2000 Executive Stock Purchase Program, approve amendments to the 1998 Management Incentive Program, and vote on one stockholder proposal. There will be a period for questions at the end.

  If you are a registered stockholder and plan to attend the Stockholders Meeting, please mark the attendance box on your proxy card. If you are a beneficial owner of Unocal stock held by a bank, broker or other nominee (with your stock held in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from the bank or broker are examples of proof of ownership. Stockholders will be asked for identification for admission to the meeting.

  Your vote is important. Please submit your proxy as soon as possible so that your shares will be represented. This year, registered stockholders in the U.S. and Canada and most "street name" holders may vote by proxy either by mail, using the enclosed proxy card and return envelope, or by phone, using the 800 number provided on the proxy card. Thank you very much for your continued interest and support.

                                          Sincerely,

                                          /s/ R. C. Beach

                                          Roger C. Beach
                                          Chairman and Chief Executive Officer

                               TABLE OF CONTENTS

                                                                         Page
                                                                         -----
Invitation from the Chairman............................................ Cover

Notice of 2000 Annual Meeting of Stockholders...........................     i

Proxy Statement.........................................................     1

General Information.....................................................     1

Item 1. Election of Directors...........................................     2
1999 Board Meetings.....................................................     6
Board Committee Meetings and Functions..................................     6
Directors' Compensation.................................................     7
Security Ownership of Management........................................     9
Section 16(a) Beneficial Ownership Reporting Compliance.................     9
Executive Compensation..................................................    10
 Report of the Management Development and Compensation Committee........    10
 Performance Graph -- Cumulative Return to Stockholders.................    14
Indebtedness of Management..............................................    20
Security Ownership of Certain Beneficial Owners.........................    21

Item 2. Ratification of Appointment of PricewaterhouseCoopers LLP as
 Independent Accountants................................................    21

Item 3. Approval of 2000 Executive Stock Purchase Program...............    21
2000 Executive Stock Purchase Plan Program Benefits.....................    23

Item 4. Approval of Amendments to 1998 Management Incentive Program.....    25
Awards under the Management Incentive Program for 2000..................    29

Item 5. Stockholder Proposal............................................    32

Item 6. Other Matters...................................................    34

Stockholder Proposals for 2001 Annual Meeting...........................    34

Exhibit A: 2000 Executive Stock Purchase Program........................   A-1

Exhibit B: 1998 Management Incentive Program, as amended................   B-1

                                         Notice of 2000
                                         Annual Meeting
                                         of Stockholders

                                UNOCAL [LOGO]

                                         Unocal Corporation



  The Annual Meeting of Stockholders of Unocal Corporation (the "Company"), a Delaware corporation, will be held in the auditorium at The Hartley Center, 376 South Valencia Avenue in Brea, California, on Monday, May 22, 2000, at 10:00 A.M., Pacific Daylight Time, for the following purposes:

  (1) To elect four directors for three-year terms that will expire at the annual meeting in 2003;

  (2) To ratify the action of the Board of Directors in appointing PricewaterhouseCoopers LLP as the Company's independent accountants for 2000;

  (3) To approve the 2000 Executive Stock Purchase Program;

  (4) To approve amendments to the 1998 Management Incentive Program;

  (5) To consider and act upon the stockholder proposal described in the accompanying Proxy Statement, if presented at the meeting; and

  (6) To consider and act upon such other matters as may properly be brought before the meeting and any adjournment thereof.

  Only stockholders of record at the close of business on March 28, 2000 are entitled to vote at the Annual Meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ B. Dewez

                                          Brigitte M. Dewez
                                          Corporate Secretary

April 12, 2000
El Segundo, California

                                         Proxy Statement

[LOGO OF UNOCAL]

                                         Unocal Corporation
                                         2141 Rosecrans Avenue, Suite 4000
                                         El Segundo, California 90245

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unocal Corporation (the "Company" or "Unocal"), a Delaware corporation, for use at the Annual Meeting of Stockholders of the Company to be held on May 22, 2000, and any adjournment thereof, pursuant to the notice of the meeting.

  The notice of annual meeting and this proxy statement, proxy card and the Company's 1999 Annual Report are being sent to stockholders on or about April 12, 2000.

  As of February 29, 2000, the Company had 242,616,186 shares of common stock outstanding. Only common stockholders of record on the books of the Company at the close of business on March 28, 2000 are entitled to vote at the meeting. A stockholder of record is entitled to one vote for each share of common stock owned. Under Delaware law, shares voted by brokers as to discretionary matters only and shares abstaining will be counted as present for the purpose of determining whether there is a quorum. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions on Item 2 (ratification of appointment of independent accountants), Item 3 (approval of the 2000 Executive Stock Purchase Program), Item 4 (approval of amendments to the 1998 Management Incentive Program) and Item 5 (stockholder proposal) will have the effect of negative votes. The New York Stock Exchange has informed the Company that only
Item 3 (approval of the 2000 Executive Stock Purchase Program) and Item 5 (stockholder proposal) are "non-discretionary." Brokers who do not receive instructions from their clients will not have discretion to vote on Item 3 or
Item 5, and these broker "non votes" will not be counted as votes cast for determining their outcome.

                              GENERAL INFORMATION

  The Board of Directors is soliciting this proxy. The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, personal interview, electronic mail, facsimile and other written communication. The Company also has retained D. F. King & Co., Inc., New York, New York, to assist in the solicitation of proxies for a fee estimated to be $16,000 plus reimbursement of out-of-pocket expenses. The Board of Directors has appointed Messrs. Timothy H. Ling and Dennis P.R. Codon as the proxy holders for the Annual Meeting.

  All stockholders may vote by signing, dating and returning their proxy cards in the enclosed pre-addressed envelope. Registered stockholders may instead choose to vote at the meeting, or to vote by telephone, using the toll-free number listed on the proxy card. If you are a beneficial owner of Unocal stock held by a bank, broker or other nominee (with your stock held in "street name"), please read your proxy card to determine whether you may vote by telephone or electronically through the Internet, following the instructions on the proxy card. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy card from the institution that holds their shares.

  A registered stockholder who has provided a proxy may revoke it at any time before the shares are voted at the meeting by executing a later-dated proxy, by providing new instructions using the proxy phone system, by voting by ballot at the meeting, or by filing an instrument of revocation with the Inspector of Elections. The proxy tallying agent will record your vote according to the instructions which it receives last, regardless of when you transmitted the instructions.

  The Company's general voting policy is:

  Unocal's Board of Directors wishes to encourage stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. Therefore, the Company shall retain independent third parties to receive and tabulate stockholder votes. The manner in which any stockholder votes on any particular issue shall, subject to any federal or state law requirements, be strictly confidential.

  The Board of Directors considers that some registered stockholders may want the Company to know how they have voted and the Company, where possible, may wish to inquire as to how stockholders have voted. If you want the Company to have access to your proxy card, you may check the box marked "OPEN BALLOT" on the proxy card and your proxy will be made available to the Company. Your vote will remain confidential if you do not check the "OPEN BALLOT" box.

  Registered stockholders who have computer access to the World Wide Web on the Internet and agree to receive future annual reports and proxy statements by accessing the Company's web site should check the "Electronic Delivery" box on the proxy card. If you check this box, we will inform you of the web address to access these documents electronically, and we will not mail paper copies of future annual reports and proxy statements to you unless you request it.

                                    ITEM 1.
                             ELECTION OF DIRECTORS

  The Board of Directors consists of 10 directors divided into three classes. Directors in each class are normally elected for three-year terms or until their successors are duly elected and qualified. Four Directors have been nominated for three-year terms expiring at the annual meeting in 2003. The terms of the other six Directors will continue as indicated below.

  If any nominee becomes unavailable or disqualified to serve as a Director, and if the Board designates a substitute nominee, the proxy holders will vote for the substitute nominee designated by the Board.

  Information about the persons nominated for election as Directors, as well as those Directors continuing in office, is set forth on the following pages.

  Directors are elected by a plurality of the votes of the shares entitled to vote on the election and present, in person or by proxy, at the Annual Meeting.

  The proxy holders will vote the proxies received by them FOR the four nominees, unless authorization to vote for the election of any nominee has been withheld.

Nominees for Director--Terms to Expire 2003

John W. Amerman
Former Chairman of the Board & Chief Executive Officer
Mattel, Inc. (children's toys)
Age: 68
Director since 1991

  Mr. Amerman served as the Chairman and Chief Executive Officer of Mattel, Inc. from 1987 through 1996. He continued to serve as Chairman through 1997 and stepped down as a Director of Mattel in May 1998. Mr. Amerman is also a Director of Aegis Group plc.

Roger C. Beach
Chairman and Chief Executive Officer
Unocal Corporation
Age: 63
Director since 1988

  Mr. Beach has been Chairman of the Board of Unocal since 1995 and its Chief Executive Officer since 1994. He served as President and Chief Operating Officer of the Company from 1992 until 1994.

John W. Creighton, Jr.
Former President and Chief Executive Officer
Weyerhaeuser Company (forest products)
Age: 67
Director since 1995

  Mr. Creighton was Weyerhaeuser Company's President and Chief Executive Officer from 1991 through 1997 and a Director from 1988 through 1998. Mr. Creighton is also a Director of UAL Corporation (United Airlines).

Kevin W. Sharer
President and Chief Operating Officer
Amgen Inc. (biotechnology)
Age: 52
Director since 1997

  Mr. Sharer has been President, Chief Operating Officer and a Director of Amgen Inc. since 1992. He will become Chief Executive Officer of Amgen in May 2000.

Continuing Directors--Terms to Expire 2001

Frank C. Herringer
Chairman of the Board of Directors
Combined AEGON--Transamerica operations (financial services)
Age: 57
Director since 1989

  Mr. Herringer was Chairman of Transamerica Corporation from 1996, its President and a Director from 1986, and its Chief Executive Officer from 1991 until it was acquired by AEGON N.V. in July 1999. He now serves as Chairman of the Board of Directors of the combined AEGON--Transamerica operations, and as a member of the Executive Board of AEGON N.V., with responsibilities for activities in Asia and the non-insurance operations of Transamerica. Mr. Herringer will resign as a member of the Executive Board in May 2000, and will continue to serve as a board member of AEGON's U.S. operations and as non-executive Chairman of Transamerica Corporation until December 31, 2000. He is also a Director of Charles Schwab & Company, Inc.

Marina v.N. Whitman
Professor of Business Administration and Public Policy, University of Michigan
Age: 65
Director since 1993

  Dr. Whitman has been a Professor at the University of Michigan since 1992. She is also a Director of Alcoa, Inc., Procter & Gamble Company and Chase Manhattan Corporation (formerly Chemical Banking Corporation). Dr. Whitman also serves as a member, director or trustee of several educational and professional organizations.

Charles R. Williamson
Executive Vice President, International Energy Operations
Unocal Corporation
Age: 51
Director since January 2000

  The Board elected Mr. Williamson as a Director of Unocal Corporation effective January 1, 2000. He became Executive Vice President,
  International Energy Operations, of Unocal in March 1999. He was Group Vice President, Asia Operations, in 1998, having previously served as Group Vice President, International Operations, since 1996. Mr. Williamson was Vice President, Planning and Economics, of Unocal, from 1995 to 1996.

Continuing Directors--Terms to Expire 2002

James W. Crownover
Chairman of the Board
Xpedior, Inc. (e-business professional services)
Age: 56
Director since 1998

  Mr. Crownover completed a 30-year career with McKinsey & Company, Inc., at the end of 1998. He headed that firm's regional practice in the Southwest between 1984 and 1994. He also co-headed the energy practice for several years and served on McKinsey's Shareholders Committee (its 20-person elected board of directors) between 1990 and 1998. Currently, Mr. Crownover is the Chairman of the Board of Xpedior, Inc., an e-business professional services company. He also serves as a Director of Great Lakes Chemical Corporation and Altra Energy Technologies.

Timothy H. Ling
Executive Vice President, North American Energy Operations, and
Chief Financial Officer
Unocal Corporation
Age: 42
Director since January 2000

  The Board elected Mr. Ling as a Director of Unocal Corporation effective January 1, 2000. Mr. Ling joined Unocal in October 1997 as Chief Financial Officer. He also has served as Executive Vice President, North American Energy Operations, since March 1999. He was a partner of McKinsey & Company, Inc. from 1994 to October 1997 and an employee of that firm from 1989 to 1994. From 1990 to 1997, Mr. Ling was a leader of the McKinsey consulting team working with Unocal, focusing on development of its new corporate strategies and the improvement of its asset and growth portfolios.

Donald B. Rice
President and Chief Executive Officer
UroGenesys, Inc. (biotechnology)
Age: 60
Director since 1998

  Dr. Rice has been President and Chief Executive Officer of UroGenesys, Inc. since its founding in late 1996. From 1993 until 1996 Dr. Rice was President and Chief Operating Officer and a Director of Teledyne, Inc. He is also a Director of Wells Fargo & Company, Vulcan Materials Company, and Scios Inc., where he also serves as Chairman of the Board.

1999 BOARD MEETINGS

  The Board of Directors held eight meetings in 1999.

BOARD COMMITTEE MEETINGS AND FUNCTIONS

  The following table shows the standing committees of the Board of Directors and their members, the number of committee meetings held during 1999 and the functions performed by the committees.


 Committee                              Committee Functions

-------------------------------------------------------------------------------

 ACCOUNTING AND AUDITING*               Assists the Board in fulfilling its oversight
 Meetings: 6                            responsibilities for the reliability of the
                                        Company's financial reporting, including:
 John W. Creighton, Jr.**               disclosures that reasonably portray its
 James W. Crownover                     financial condition, results of operations and
 Marina v.N. Whitman                    plans and long term commitments, the adequacy of
                                        internal operating policies and controls, and
                                        quality and performance of the Internal Audit
                                        Department, Comptroller group and independent
                                        accountants.

-------------------------------------------------------------------------------

 BOARD GOVERNANCE*                      Recommends to the Board the composition, role,
 Meetings: 4                            structure and procedures of the Board and its
                                        committees.
 John W. Amerman**
 Frank C. Herringer                     Makes recommendations to improve the
 Donald B. Rice                         functionality and effectiveness of the Board and
 Kevin W. Sharer                        its committees.

                                        Identifies and presents candidates for election
                                        as Directors of the Company in accordance with
                                        the policy of considering qualified candidates.
                                        Considers qualified candidates for Directors
                                        recommended by stockholders, who may recommend
                                        candidates by writing to the Corporate Secretary
                                        of the Company.

-------------------------------------------------------------------------------

 EXECUTIVE                              Has the powers and authority of the Board during
 Meetings: 6                            the periods between Board meetings, except for
                                        those powers specifically reserved to the full
 Roger C. Beach**                       Board by the Delaware General Corporation Law or
 John W. Amerman                        the Company's Bylaws.
 Frank C. Herringer
 Donald B. Rice

-------------------------------------------------------------------------------

 CORPORATE RESPONSIBILITY*              Reviews the implementation of the Company's
 Meetings: 7                            Vision and Values Statement as it relates to
                                        corporate responsibility.
 Marina v.N. Whitman**
 John W. Creighton, Jr.                 Reviews significant legal or other matters
 James W. Crownover                     involving health, environment, safety, human
                                        resources, community affairs and development, or
                                        ethical conduct.

 Committee                              Committee Functions

-------------------------------------------------------------------------------

 BOARD MANAGEMENT***                    Generally had the powers and authority of the
 Meetings: 2                            Board during the periods between Board meetings,
                                        except for those powers specifically reserved to
 Roger C. Beach**                       the full Board by the Delaware General
 John F. Imle, Jr.                      Corporation Law
                                        and the Company's Bylaws, and subject to
                                        approval limits established by the Board.

-------------------------------------------------------------------------------

 MANAGEMENT DEVELOPMENT                 Establishes the base salaries of senior
 AND COMPENSATION*                      officers.
 Meetings: 6
                                        Administers all management incentive
 Frank C. Herringer**                   compensation programs.
 John W. Amerman
 Donald B. Rice                         Reviews the performance of the Chief Executive
 Kevin W. Sharer                        Officer and succession plans for senior
                                        management.

                                        Reviews the responsibilities and performance of
                                        senior officers.

                                        (Retains an outside consultant to advise it on
                                        these functions).

-------------------------------------------------------------------------------

 RETIREMENT PLAN*                       Oversees the management of the assets of the
 Meetings: 5                            Company's Retirement Plan, which includes
                                        setting investment objectives, establishing
 John W. Creighton, Jr.**               asset allocation strategy and supervising the
 John W. Amerman                        selection and replacement of investment
 James W. Crownover                     managers, consultants and trustees.

-------------------------------------------------------------------------------

 *  Composed entirely of non-employee
    directors

------------------------------------

 **Serves as Chair of the Committee

------------------------------------

 ***Discontinued at the end of 1999


DIRECTORS' COMPENSATION

Cash Compensation and Expenses

  The annual retainer for each non-employee Director is $25,000. Non-employee Directors receive $3,000 for each one-day Board meeting attended, $1,000 for each Board committee meeting attended, and an annual retainer fee of $6,000 for chairing a committee. All directors are reimbursed for actual out-of-pocket expenses incurred in attending meetings and Company business. Directors who are also employees of the Company receive no additional compensation for services as Directors.

Stock Compensation

  The Directors' Restricted Stock Units Plan (the "Directors' Plan") for non-employee Directors was approved by the Company's stockholders in 1991 for a term of 10 years and authorizes the issuance of up to an aggregate of 300,000 shares of common stock. The Directors' Plan is administered by the Management Committee. The Directors' Plan was amended such that, beginning with the annual grant for 1996 and for elective deferred compensation after August 31, 1996, restricted stock units replaced restricted shares.

  Under the Directors' Plan each non-employee Director receives an annual grant of restricted stock units equal in value to 20 percent of the Directors' fees earned during the prior year.

  The Directors' Plan also allows each non-employee Director to make an annual election to defer all or a portion of cash fees for the following year into restricted stock units which may ultimately be paid out in shares of common stock. This gives non-employee Directors an opportunity to increase their stockholdings, which further aligns the interests of the non-employee Directors with those of other stockholders. In consideration for forgoing the current cash compensation, the value of the restricted stock units is equal to 120 percent of the fees deferred. Six of the seven outside directors elected to defer some or all of their 1999 cash fees into restricted stock units.

  The restriction period for the restricted stock and restricted stock units is generally five years, subject to the provisions of the Directors' Plan. Each Director may elect to defer the receipt of his or her compensation for a longer period of time. The restricted stock units accumulate in each Director's account, and dividends are credited as additional restricted stock units. At the end of the later of the restriction or deferral period for each annual grant or annual elective deferral, shares of common stock are issued equal to the number of accumulated restricted stock units.

  Restricted stock and restricted stock units cannot be sold, transferred, or pledged, and are subject to forfeiture during the restricted period if the Director is dismissed for cause, refuses to stand for reelection or resigns for a reason other than Good Cause as defined in the Plan.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table shows the beneficial ownership of shares of the Company's common stock as of February 29, 2000 by all Directors, named executive officers, and all Directors and executive officers as a group.

                             Sole        Shared
                          Voting or    Voting or  Acquirable   Total       Restricted
                          Investment   Investment  Within 60 Beneficial       Stock
Name                        Power        Power      Days(A)  Ownership      Units(B)
----                      ----------   ---------- ---------- ----------    ----------
John W. Amerman.........                  7,229                  7,229        8,957
Roger C. Beach..........    65,035       70,191    326,894     462,120(C)
John W. Creighton,
 Jr. ...................     1,000                               1,000       11,466
James W. Crownover......     5,000                               5,000        2,969
Frank C. Herringer......       400(D)    31,332                 31,732       10,697
John F. Imle, Jr. ......    86,726                 188,063     274,789
Timothy H. Ling.........    29,588                  41,250      70,838(C)
Donald B. Rice..........                  7,200                  7,200          138
Lucius E. Scott, Jr. ...    29,461                  54,454      83,915
Kevin W. Sharer.........     1,000                               1,000        5,803
Marina v.N. Whitman.....     3,541                               3,541        5,410
Charles R. Williamson...    16,482       11,291     44,270      72,043(C)
All directors and
 executive officers as a
 group (16 persons,
 including those listed
 above)(E)..............   299,742      127,243    747,198   1,174,183(C)    45,440

--------
(A) Reflects the number of shares that could be purchased by exercise of options exercisable on or within 60 days from February 29, 2000.
(B) Restricted stock units granted under the Directors' Restricted Stock Units Plan. The units are evidenced by bookkeeping entries, and participants have no voting or investment power. Each unit is converted into one share of common stock at the end of the later of the restriction or deferral period. For this disclosure, the units have been rounded to the nearest whole number.
(C) Excludes shares purchased March 16 through March 23 pursuant to the 2000 Executive Stock Purchase Program. See the table on page 23 showing the shares purchased and the description beginning on page 21 discussing the new program. The full text of the program is attached as Exhibit A to this proxy statement.
(D) Held by Mr. Herringer as custodian for his daughter.
(E) Shares beneficially owned by all Directors, director nominees and executive officers as a group were less than one percent (1%) of the common stock outstanding. No 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust are owned by Directors or executive officers.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 and related Securities and Exchange Commission rules require that Directors and executive officers report to the Commission changes in their beneficial ownership of Unocal stock, and that any late filings be disclosed. The Company previously filed on behalf of Directors separate reports of their acquisition of restricted stock units under the Directors' Restricted Stock Units Plan and of their subsequent acquisition of shares of common stock upon vesting of the units. Although reports were timely filed of the acquisition of units by Charles R. Weaver, who retired from the Board in May 1999, and by Dr. Whitman, one report for each of them showing the acquisition of shares of common stock upon vesting of the units was filed one month late in 1999.

                            EXECUTIVE COMPENSATION

        REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

  This report of the Management Development and Compensation Committee of the Board of Directors (the "Committee") describes the executive compensation programs and policies of the Company, including its short-term and long-term incentive compensation plans. Key elements of the compensation program are:

  .  Compensation Committee members are non-employees

  . Salaries are based on comparisons with petroleum and energy industry averages

  .  Short-term and long-term incentives are linked to stock performance

  . The peer group of companies was changed for 2000 to reflect the current business mix of the Company and changes in the petroleum industry

  .  Committee retains and is assisted by an outside consultant

  The Committee, composed entirely of non-employee directors, is responsible for setting and administering the annual and long-term compensation programs. The Committee reviews and determines executive officer salaries and incentive awards under the Management Incentive Program approved by the stockholders in 1998. The Committee is assisted by an outside consultant, and has delegated certain administrative responsibilities with respect to salaries and incentive awards for non-executive officers to the Chief Executive Officer ("CEO"). The consultant and the CEO are present at Committee meetings but cannot vote. The Committee meets outside the presence of the CEO on certain matters, including CEO compensation and certain succession issues. The Committee met six times in 1999.

  The 1998 Management Incentive Program, consisting of the Revised Incentive Compensation Plan, the Performance Stock Option Plan and the Long-Term Incentive Plan of 1998, was developed to reinforce the goal of creating value for the stockholders. The Program explicitly links short-term and long-term incentive compensation to the Company's share price and its return to stockholders (share price appreciation plus dividends) compared to that of a group of companies in energy and energy-related businesses (the "Peer Group").

  The Peer Group is designed to have a composite business mix that is similar to that of the Company as of the beginning of an award period. Therefore, the effects of commodity prices and other external events should be similar for the Company and the Peer Group. The companies comprising the Peer Group are reviewed periodically and changed as the lines of business of these companies, and of Unocal, change. Once the Peer Group is established for a particular award, it is not altered. The Peer Group for 1999 Awards under the Management Incentive Program consisted of 16 companies that as a group reflected Unocal's lines of business following its exit from refining and marketing operations. For 2000 Awards, three companies were added and four companies were deleted, resulting in a Peer Group of 15 companies. These changes, in part, reflected continuing restructuring in the petroleum industry.

  It is the Committee's belief and intention that applicable executive compensation paid or accrued in 1999 under the Management Incentive Program will be fully deductible as performance-based compensation under the requirements of Section 162(m) of the Internal Revenue Code.

Salary

  The base salaries of the CEO and the other executive officers are reviewed annually and when there is a significant change in the executive's responsibilities. The Committee considers the responsibilities, experience and performance of the executive officers and the survey data on the compensation paid by energy and petroleum-related companies for similar positions. In 1999, the Committee selected a group of 12 companies to use to compare salary and other compensation ("Compensation Peer Group"). Eleven of these companies are also part of the Peer Group used for comparative stockholder returns. Following such a review in 1999, the salary of the CEO was increased to $900,000. For 2000, the Compensation Peer Group was changed to 11 companies, as a result of acquisitions in the industry and the changing characteristics of the Company.

  The objective of the Committee is to establish base salaries that are near the median paid by these surveyed companies in the Compensation Peer Group, with adjustments for reporting relationships, responsibilities and job scope. After increases to the base salary of the executive officers for 1999, the salaries of those officers as a group and that of the CEO were at approximately the estimated median of comparative salaries of the surveyed companies.

Revised Incentive Compensation Plan

  The Revised Incentive Compensation Plan is the Company's annual bonus plan for senior and middle management. Each award period under the Plan is one year. Total cash awards under the Plan are determined in part by comparing the Company's return to stockholders with the average return to stockholders achieved by the Peer Group.

  The Committee establishes individual target awards for the CEO, the other executive officers, and the other participants. The sum of these awards is the target fund for the annual award period. Each target award is based on the executive's position, responsibilities and the annual bonuses awarded by the companies in the Compensation Peer Group.

  The actual fund available for awards is established by how the Company's return to stockholders compares to that of the Peer Group. For 1999, the Company's return to stockholders was at the 34.2% percentile of the composite average of the Peer Group. Based on this return, the fund available for awards was 42% of the target fund. In order to more closely align senior management with the stockholders, the Committee decided to grant six of the Company's nine executive officers, including Mr. Beach, restricted stock under the Long-Term Incentive Plan in lieu of an annual bonus. Mr. Beach received 13,950 shares.

  A recipient could elect to receive up to 100 percent of the award in the form of restricted stock. The restriction period varies between four and five years, depending on the percentage of the award deferred. The award is forfeited if the recipient resigns or is terminated for cause prior to the end of the restriction period. The forfeiture provision does not apply to participants retiring at or after age 65. Amounts deferred into restricted stock for 1999 were augmented by up to 25 percent to compensate for the risk of forgoing cash compensation. The Company's two executive officers receiving an award elected to receive 100 percent of their 1999 awards as restricted stock.

  The Committee has determined that to better align senior management with stockholders, a minimum of 50% of any awards for calendar year 2000 performance will be paid in the form of restricted stock. This portion of the awards will be increased by 50% to compensate for forgoing cash compensation. Any additional amounts deterred into restricted stock will be increased by 25%. Other participants will continue to be able to defer awards on an elective basis.

  The Committee reviewed the funding criteria for the Plan in 1999 and is recommending changes that allow more flexibility in determining performance measurements utilized for the year 2000. As noted in Item 4 beginning on page 25, the Company is recommending that the funding be based on "Net Cash Provided by Operating Activities."

Performance Stock Option Plan

  The Performance Stock Option Plan ("PSOP") was approved by the stockholders in 1998 as part of the 1998 Management Incentive Program. The options under the PSOP must have an exercise price at least 25% above the fair market price at the date of grant. No person may acquire more than 750,000 shares of common stock out of the total of 3,500,000 shares available under the PSOP.

  Initial awards of 3,000,000 shares under the PSOP were made in 1998, including 750,000 to Mr. Beach, with an exercise price of $51.012 per share. In order for the options to become exercisable after the three year performance period ending March 30, 2001 either (i) the fair market value of the shares must be greater than $51.012 for 10 consecutive trading days (during a 20 consecutive trading day period) or (ii) the Company's Comparative Return to Stockholders must be in the top quartile of the Peer Group for the performance period. The term of the options is ten years. If neither condition is met during the three-year performance period, the options are forfeited. As of March 16, 2000 the performance conditions had not been satisfied and the Company was near the mean of the Peer Group.

Long-Term Incentive Plan

  The Long-Term Incentive Plan of 1998 (the "1998 Plan") is administered by the Committee. Awards may be in the form of non-qualified stock options, performance shares and restricted stock. For each type of award, compensation is linked to the performance of the Company's common stock and increases in stockholder value. The previous plan, The Long-Term Incentive Plan of 1991 (the "1991 Plan"), also provided for grants of non-qualified stock options, performance shares and restricted stock.

  In 1996, the Committee awarded a target number of performance share units to the CEO and certain other of the executive officers for the 1996 through 1999 performance period under the 1991 Plan. Each unit is the equivalent of one share of the Company's common stock. The target awards are dependent on the executive's level of responsibility and base compensation. Mr. Beach's target was 20,000 units.

  The actual payout of awards at the end of the four-year performance period is determined by how the Company's return to stockholders for the period compares to that of the Peer Group. The maximum percentage of the award that can be paid out is 200 percent. During the 1996 to 1999 performance period, the Company's average annual return to stockholders was slightly below that of the Peer Group. Therefore, for that performance period, 91 percent of the target number of performance shares was paid out to the participants, including the CEO. These payouts were made one-half in cash and one-half in shares of Company stock.

  Grants of non-qualified stock options were made to certain executive officers. Under the terms of the PSOP, executives receiving performance stock options are not eligible for other stock option grants in the years 1998, 1999 and 2000. Option grants are normally made in March. Prior option grants are not considered in making these awards. Currently, the only numerical restrictions on grants are the total number of shares available under the 1998 Plan and the limitation that no person may be granted during any 12-month period options to acquire more then 100,000 shares. The option exercise price under the 1998 Plan is the fair market value on the date of grant. Exercise of the option results in compensation to the employee only if the fair market value on the date of exercise exceeds the price on the date granted.

  The number of options granted to the executive officers is determined by reviewing option grants for similar positions by the surveyed companies. The compensation value of the option grants to the executive officers as a group is also compared to option grants and compensation data available from the proxy statements of other large public companies. Since the total number of shares available under the 1998 Plan and the PSOP is less than five percent of the outstanding shares, individual grants during the term of the 1998 Plan were not of such magnitude as to warrant review of possible dilutive effects on the Company's stock.

  As described above, Unocal aligns management and stockholder interests by linking executive incentive compensation programs directly to share price and the creation of stockholder value. The Long-Term Incentive Plan of 1998 also provides for grants of restricted stock to executives, managers and technical employees whose performance and potential is exceptional. During the restriction period, the award is forfeited if the recipient resigns or is removed for cause prior to the end of the restriction period. In addition, the Company has incentive programs for other employees that focus on real contributions to the success of the Company and its stockholders, including an Annual Incentive Plan, Chairman's Awards and Special Recognition Awards.

                                          Management Development
                                          and Compensation Committee
                                          of the Board of Directors

                                          John W. Amerman
                                          Frank C. Herringer
                                          Donald B. Rice
                                          Kevin W. Sharer

                               PERFORMANCE GRAPH

CUMULATIVE RETURN TO STOCKHOLDERS*
December 31, 1994 to December 31, 1999

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG UNOCAL, S&P EXPLORATION & PRODUCTION AND S&P 500

                        [PERFORMANCE GRAPH APPEARS HERE]

                                            S&P
Measurement Period                          EXPLORATION
(Fiscal Year Covered)        UNOCAL         & PRODUCTION    S&P 500
---------------------        ----------     ------------    -------
Measurement Pt-  1994        $100           $100           $100
FYE   1995                   $110           $117           $138
FYE   1996                   $158           $157           $169
FYE   1997                   $153           $144           $226
FYE   1998                   $118           $ 98           $290
FYE   1999                   $138           $117           $351

*Share price changes plus reinvested dividends.

NOTE: The S&P Oil & Gas Exploration & Production Index consists of Unocal and five other companies, which are also included in the Peer Group of companies used to compare Unocal's stockholder return for incentive compensation purposes, as explained in the Report of the Management Development and Compensation Committee beginning on page 10.

  The preceding Report of the Management Development and Compensation Committee and Performance Graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this Proxy Statement into any other document or its inclusion as an exhibit thereto.

                          SUMMARY COMPENSATION TABLE

                                     Annual Compensation                    Long Term Compensation
                              -----------------------------------  ------------------------------------------
                                                                             Awards                Payouts
                                                                   ---------------------------  -------------
                                                        Other
                                                        Annual      Restricted     Securities
                                                     Compensation      Stock       Underlying                  All Other
        Name and               Salary     Bonus       (Dollars)       Awards      Options/SARs  LTIP Payouts  Compensation
   Principal Position    Year (Dollars) (Dollars)        (A)       (Dollars) (B)    (Number)    (Dollars) (C)  (Dollars)
   ------------------    ---- --------- ----------   ------------  -------------  ------------  ------------- ------------
Roger C. Beach.......... 1999 $873,336   $413,269(D)   $191,591(E)         None          None     $616,366     $   61,288(F)
 Chief Executive Officer 1998  848,339    237,450(G)     11,696      $263,513(H)    750,000(I)     564,171         57,974(J)
                         1997  796,672    188,442(G)      4,587       225,615(H)     54,000        548,616         49,136(K)

John F. Imle, Jr. ...... 1999  525,000       None        41,081       120,544(H)         None      289,692      2,183,872(M)
 Vice Chairman (L)       1998  516,668     96,650(G)     84,588       107,260(H)    400,000(I)     282,085        119,520(N)
                         1997  485,936     76,138(G)     66,943        91,182(H)     29,800        352,649        114,679(O)

Timothy H. Ling......... 1999  452,500    165,308(D)      5,264       522,813            None         None         39,464(P)
 Executive Vice
  President,             1998  396,668     95,000(G)      5,937       106,573(H)    350,000(I)        None         20,847(Q)
 North American Energy   1997   80,607       None          None        35,919(H)     55,000           None           None
 Operations, and Chief
 Financial Officer

Charles R. Williamson... 1999  348,336    137,756(D)      5,465            None          None      104,782         22,127(R)
 Executive Vice
  President,             1998  291,668     55,000(G)      4,943        61,697(H)    300,000(I)      87,446         18,170(S)
 International Energy    1997  265,336     59,500(G)      4,833        30,537(H)     11,600        106,174         15,920(T)
 Operations

Lucius E. Scott, Jr. ... 1999  313,340     66,123(D)        549            None          None      154,092         20,134(U)
 Group Vice President,   1998  306,672     45,000(G)        750        50,493(H)    300,000(I)     126,938         19,186(V)
 Diversified Business
  Group                  1997  283,200     48,000(G)        618        52,439(W)     11,600        128,825         16,992(X)

-------
(A) Except for compensation reported for Mr. Beach for 1999, this column excludes perquisites because their value did not meet the reporting threshold of the lesser of $50,000 or 10 percent of salary plus bonus.

(B) Aggregate restricted stockholdings at year-end 1999 and value (based on closing market price on December 31, 1999): Mr. Beach 41,711 shares, $1,399,925; Mr. Imle 14,932 shares, $501,155; Mr. Ling 22,026 shares,
    $739,248; Mr. Williamson 6,381 shares, $214,162 and Mr. Scott 6,706 shares, $225,070. Restricted stock granted on January 24, 2000: Mr. Beach 13,950 shares; Mr. Ling 5,580 shares; Mr. Williamson 4,650 shares; and Mr. Scott 2,232 shares. The value of the restricted stock granted on January 24, 2000 is shown in the "Bonus" column of this table. See footnote D. Dividends are paid on restricted stock.

(C) Represents payout of performance share units under the Long-Term Incentive Plan of 1991. The dollar values listed were paid one-half in cash and one-half in shares of Unocal common stock.

(D) Amount shown is the value of restricted stock awarded under the Long-Term Incentive Plan of 1998 in lieu of an annual bonus. The shares were valued for this disclosure using the closing price of Unocal common stock as reported on the New York Stock Exchange Composite Transactions Quotations on January 24, 2000, the date of grant.

(E) Includes $150,837 for relocation assistance and payment of taxes on the assistance.

(F) Amount consists of Company contributions of $9,600 allocated to the Unocal Savings Plan and $49,798 allocated to the Unocal Supplemental Savings Plan; and $1,890 reportable accumulated interest on deferred cash bonuses.

(G) Amounts consist of cash payments and deferred cash payments made under the Revised Incentive Compensation Plan. Amounts deferred into restricted stock under the Revised Incentive Compensation Plan appear in the "Restricted Stock Awards" column. See also Footnote H.

(H) Represents the value of a restricted stock award elected in lieu of all or a portion of a cash bonus payment under the Revised Incentive Compensation Plan. Amounts deferred into restricted stock for 1997 and 1998 were augmented by 20%, and the amount deferred into restricted stock for 1999 was augmented by 25%, to compensate for the risk of forfeiture and to promote management stock ownership. The number of

                                        (Footnotes continued on following page)
    restricted shares was determined by using the average closing price of Unocal common stock during the last 30 trading days of the year. Valuation for purposes of this disclosure is based on the closing market price on the date of the award.

(I) Performance stock options granted at the option price of $51.012 in tandem with limited stock appreciation rights ("TLSARs"). Employees who received performance stock options did not receive grants of stock options in 1999 and will not receive grants of stock options in 2000. The $51.012 exercise price of the options is a price 33 1/3% above the average fair market value of Unocal's common stock during the period from January 26, 1998 to May 29, 1998. The options become exercisable on March 30, 2001 only if either of the following vesting conditions is met: (a) the fair market value of the Company's common stock is equal to or greater than the option exercise price for ten trading days (occurring within any period of 20 consecutive trading days) during the period March 30, 1998 through March 30, 2001, or (b) the Comparative Return to Stockholders (as defined in the Performance Stock Option Plan) places the Company in the top quartile (75th percentile or above) of the peer group companies during the period March 30, 1998 through March 30, 2001, as determined by the Management Development and Compensation Committee. If neither of the vesting conditions is met, the options will not become exercisable. TLSARs were granted for a number of shares of common stock equal to .53 times the number of shares of common stock granted under the related performance stock option. The grant price for the TLSARs was $38.6875 (the fair market value of the common stock on the date of grant). The TLSARs become fully vested and payable only upon a "Conversion Date" following certain "Change in Control Events," as defined in the Performance Stock Option Plan. Each TLSAR will terminate on a ratable basis when the related performance stock option is exercised, terminated or forfeited.

(J) Amount consists of Company contributions of $9,600 allocated to the Unocal Savings Plan and $45,788 allocated to the Unocal Supplemental Savings Plan; and $2,586 reportable accumulated interest on deferred cash bonuses.

(K) Amount consists of Company contributions of $9,500 allocated to the Unocal Savings Plan and $38,300 allocated to the Unocal Supplemental Savings Plan; and $1,336 reportable accumulated interest on a deferred cash bonus.

(L) Mr. Imle served as Vice Chairman until his resignation, effective December 31, 1999. He will serve as a consulting employee of the Company through March 31, 2001.

(M) Amount consists of a severerance payment of $2,105,325 under the Termination and Employment Agreement and Release (described under the caption "Employment Contracts, Termination of Employment and Change of Control Agreements" on page 19); a disruption allowance of $42,500; Company contributions of $9,600 allocated to the Unocal Savings Plan and $25,414 allocated to the Supplemental Savings Plan; and $1,033 reportable accumulated interest on deferred cash bonuses.

(N) Amount consists of a disruption allowance of $85,000; Company contributions of $9,600 allocated to the Unocal Savings Plan and $23,604 allocated to the Unocal Supplemental Savings Plan; and $1,316 reportable accumulated interest on deferred cash bonuses.

(O) Amount consists of a disruption allowance of $85,000; Company contributions of $9,500 allocated to the Unocal Savings Plan and $19,656 allocated to the Unocal Supplemental Savings Plan; and $523 reportable accumulated interest on a deferred cash bonus.

(P) Amount consists of $6,075 Company contributions allocated to the Unocal Savings Plan and $33,139 allocated to the Unocal Supplemental Savings Plan; and $250 reportable accumulated interest on deferred cash bonuses.

(Q) Amount consists of $6,200 Company contributions allocated to the Unocal Savings Plan and $14,552 allocated to the Unocal Supplemental Savings Plan; and $95 reportable accumulated interest on a deferred cash bonus.

(R) Amount consists of $9,600 Company contributions allocated to the Unocal Savings Plan and $12,527 allocated to the Unocal Supplemental Savings Plan.

(S) Amount consists of $9,600 Company contributions allocated to the Unocal Savings Plan and $8,570 allocated to the Unocal Supplemental Savings Plan.

(T) Amount consists of $9,500 Company contributions to the Unocal Savings Plan and $6,420 allocated to the Unocal Supplemental Savings Plan.

(U) Amount consists of $9,600 Company contributions allocated to the Unocal Savings Plan and $10,534 allocated to the Unocal Supplemental Savings Plan.

(V) Amount consists of $9,600 Company contributions allocated to the Unocal Savings Plan and $9,586 allocated to the Unocal Supplemental Savings Plan.

(W) Represents the value of a restricted stock award elected in lieu of all or a portion of a cash bonus payment under the Revised Incentive Compensation Plan (see Footnote H) and the value of restricted stock received from the exercise of stock options with restrictions under the Long-Term Incentive Plan of 1985.

(X) Amount consists of $9,500 Company contributions allocated to the Unocal Savings Plan and $7,492 allocated to the Unocal Supplemental Savings Plan.

                    AGGREGATED OPTION/SAR EXERCISES IN 1999
                    AND DECEMBER 31, 1999 OPTION/SAR VALUES

                                                   Number of Securities      Value of Unexercised in-the-
                           Shares                 Underlying Unexercised         Money Options/SARs at
                         Acquired on   Value     Options/SARs at 12/31/99       12/31/99 (Dollars) (A)
                          Exercise   Realized  ----------------------------- ----------------------------------
    Name                  (Number)   (Dollars) Exercisable Unexercisable (B)  Exercisable        Unexercisable
    ----                 ----------- --------- ----------- ----------------- -----------------  ---------------
Mr. Beach...............   21,299    $254,257    313,394        763,500      $       1,339,155       $        0
Mr. Imle................   45,807     536,700    180,613        407,450                987,076                0
Mr. Ling................     None        None     41,250        363,750                      0                0
Mr. Williamson..........     None        None     41,370        302,900                171,310                0
Mr. Scott...............     None        None     51,554        302,900                171,710                0

--------
(A) The price of $33.5625, which was the closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transaction quotations for December 31, 1999, was used to value options.

(B) Tandem Limited Stock Appreciation Rights ("TSLARs") were granted with performance stock options included in this column. The number of securities underlying the performance stock options are: Mr. Beach, 750,000; Mr. Imle, 400,000; Mr. Ling, 350,000; Mr. Scott, 300,000; and Mr.
    Williamson, 300,000. The TSLARs become fully vested and payable on a "Conversion Date" following certain "Change in Control Events" as defined in the Performance Stock Option Plan. See also Footnote I to the "Summary Compensation Table" on page 16.

                  LONG-TERM INCENTIVE PLANS -- AWARDS IN 1999

                                                       Estimated Future Payouts (A)
                                                       --------------------------------
                         Performance       Period      Threshold  Target       Maximum
                         Share Units  Until Maturation Number of Number of    Number of
    Name                 (Number) (A)    or Payout      Shares    Shares       Shares
    ----                 ------------ ---------------- --------- ---------    ---------
Mr. Beach...............    30,000       12/31/2002         0     30,000       60,000
Mr. Imle................     9,000       12/31/2002         0      5,057 (B)   10,114 (B)
Mr. Ling................     8,000       12/31/2002         0      8,000       16,000
Mr. Williamson..........     5,000       12/31/2002         0      5,000       10,000
Mr. Scott...............     4,500       12/31/2002         0      4,500        9,000

--------
(A) The actual number of performance shares paid out is based on the Company's return to stockholders for the four-year performance period compared to that of the Peer Group selected
                                        (footnotes continued on following page)
   by the Management Development and Compensation Committee as described in its Report beginning on page 10. The payout percentage will be determined by Unocal's relative ranking among the Peer Group and will range from 0% to a maximum of 200%. Under the formula, if the Company's percentage ranking is 30% or less, the payout percentage will be 0%; if the Company's ranking is 60%, the payout percentage will be 100%; and if the Company's ranking is 100%, the payout percentage will be 200%. In the case of percentile rankings falling between more than 30% and less than 100%, payouts will be determined using straight-line interpolation. Awards are subject to downward adjustment by the Management Development and Compensation Committee. Return to stockholders is calculating using share price appreciation plus reinvested dividends. Awards paid out through 1999 have been paid out one-half in cash and one-half in shares of common stock.

(B) Mr. Imle's performance shares have been prorated for expected length of employment during the four-year performance period. His employment will terminate on March 31, 2001 pursuant to a Termination and Employment Agreement and Release, described further under the caption "Employment Contracts, Termination of Employment and Change of Control Arrangements" on page 19.

                               PENSION PLAN TABLE
                      ESTIMATED ANNUAL RETIREMENT BENEFITS

  Covered
Compensation
    (A)          10       20       25       30        35         40
------------  -------- -------- -------- -------- ---------- ----------
  200,000     $ 32,000 $ 64,000 $ 80,000 $ 96,000 $  112,000 $  128,000
  400,000       64,000  128,000  160,000  192,000    224,000    256,000
  600,000       96,000  192,000  240,000  288,000    336,000    384,000
  800,000      128,000  256,000  320,000  384,000    448,000    512,000
1,000,000      160,000  320,000  400,000  480,000    560,000    640,000
1,200,000      192,000  384,000  480,000  576,000    672,000    768,000
1,400,000      224,000  448,000  560,000  672,000    784,000    896,000
1,600,000      256,000  512,000  640,000  768,000    896,000  1,024,000
1,800,000      288,000  576,000  720,000  864,000  1,008,000  1,152,000

--------
(A) Covered compensation is the annual average compensation in the three highest-paid years out of the last ten years preceding retirement. For the named executive officers in the Summary Compensation Table on page 15, covered compensation equals the amounts in the Salary and Bonus columns (except amounts shown as bonus for 1999) of the Summary Compensation Table and the amount of bonus that the participant elected to defer in restricted stock.

  The Company has a noncontributory defined benefit retirement plan covering substantially all U.S. employees. The plan provides participants with retirement benefits based on a formula relating such benefits to compensation and years of service, less up to half of the estimated old age Social Security benefit payable. The amount of these benefits is limited by the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. Where that occurs, the Company has a retirement supplement designed to maintain total retirement benefits at the retirement plan formula level. This Pension Plan Table, which covers all persons named in the Summary Compensation Table, shows the estimated annual benefits from the these plans, before the deduction for a portion of the estimated old age Social Security benefit, as described above. The benefits shown are payable in the form of a straight life annuity.

  Covered compensation and credited full years of service under the retirement plan as of year-end 1999 for the executive officers named in the Summary Compensation Table are as follows: $1,422,377 and 38 years for Mr. Beach; $761,368 and 33 years for Mr. Imle; $393,258 and 2 years for Mr. Ling; $416,780 and 22 years for Mr. Williamson; and $421,071 and 35 years for Mr. Scott.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL
ARRANGEMENTS

  The Company has employment agreements with Messrs. Beach, Williamson and Scott. For Mr. Beach and Mr. Williamson, the agreements are effective for three years from the later of July 28, 1998 and March 27, 2000, respectively, or the date that the Company gives notice that it does not wish to further extend the term, but in no event later than the date of the Company's annual meeting following the employee's 65th birthday. For Mr. Scott, the agreement is effective for two years from the later of July 28, 1998, or the date that the Company notifies him that it does not wish to further extend the term, but in no event later than the date of the Company's annual meeting following his 65th birthday. The agreements provide for certain benefits following an employment termination without cause or following an alteration of the employee's employment situation, as defined in the agreements (together, a "Termination Without Cause"). For each of Messrs. Beach and Williamson, these benefits include payments of 3.18 times his annual salary plus three times his target bonus applicable as of the beginning of the calendar year in which such Termination Without Cause occurs, as well as continuation of medical, dental, life and disability insurance coverage for three years following the Termination Without Cause. For Mr. Scott, these benefits include payments of
2.12 times his annual salary plus two times his target bonus applicable as of the beginning of the calendar year in which such Termination Without Cause occurs, as well as continuation of medical, dental, life and disability insurance coverage for two years following the Termination Without Cause. The employment agreements with Mssrs. Beach and Williamson provide that if the Terminaion Without Cause occurs within 36 months after a change of control, the amounts payable under the agreements will be subject to a present value reduction and a reduction to offset any compensation earned by them during the three years immediately following the Termination Without Cause. Mr. Scott's employment agreement provides that if the Termination Without Cause occurs within 24 months after a change of control, the amounts payable under the agreement will be subject to a present value reduction and a reduction to offset any compensation earned by him during the two years immediately following the Termination Without Cause. In each case, the employee is entitled to an additional payment (a "Gross-Up Payment") if any payment under the agreement would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (the "Excise Tax") such that the employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed. If distributions and payments to be made by the Company do not exceed 110% of the greatest amount (the "Reduced Amount") that could be paid to the employee, such that the receipt of payments would not give rise to any Excise tax, then no Gross-Up Payment will be made to the employee and the payments will be reduced to the Reduced Amount. The agreements, together with the February 28, 2000 amendments thereto, for Messrs. Beach and Scott were filed with the Securities and Exchange Commission as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (the "1999 Form 10-K"). The agreement for Mr. Williamson was filed as an exhibit to the the Company's Current Report on Form 8-K dated March 16, 2000.

  The Company had an employment agreement with Mr. Imle, who served as Vice Chairman until December 31, 1999. The employment agreement was effective starting July 28, 1998 with the same provisions as the agreement with Mr. Beach described above prior to its amendment. The employment agreement with Mr. Imle was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. Pursuant to a Termination and Employment Agreement and Release, effective September 11, 1999, Mr. Imle received a severance payment in the amount of $2,215,575 in full satisfaction of all rights, benefits and payments under his employment agreement. The Termination and Employment Agreement and Release was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999. Mr. Imle will continue as a consulting employee through March 31, 2001 at a salary of $525,000 for 2000, and $65,625 for the three months in 2001.

  The Company has a change in control agreement with Mr. Ling that is effective for three years from the later of July 28, 1998 or for three years following the day the Company gives notice that it does not wish to further extend the term. The agreement was amended on February 28, 2000, to provide that in the event of a Termination Without Cause within 36 months following a Change of Control (as defined in the agreement) that occurred during the term of the agreement, Mr. Ling will be entitled to the same benefits as provided in the employment agreement for Mr. Beach described above, except that payments under Mr. Ling's agreement are not subject to reduction for compensation earned by him during the three years immediately following his Termination Without Cause. The agreement, together with the February 28, 2000 amendment thereto, was filed as an exhibit to the 1999 Form 10-K.

  The Management Development and Compensation Committee has authorized the automatic accelerated vesting of restricted stock, the vesting of unvested options, and the payment of performance shares to the named executive officers in the Summary Compensation Table in the event of a change in control. Tandem Limited Stock Appreciation Rights awarded to those executive officers in combination with performance stock options become fully vested and payable on a "Conversion Date" following certain "Change in Control Events" as defined in the Performance Stock Option Plan. See footnote I to the "Summary Compensation Table" on page 16 for more information regarding the stock appreciation rights.

                          INDEBTEDNESS OF MANAGEMENT

  Pursuant to agreements dated March 16, 2000, the Company has made loans to ten officers, including four executive officers, totaling $32 million for the purchase of Unocal common stock under the 2000 Executive Stock Purchase Program. Item 3 of this Proxy Statement, beginning on page 21, provides details regarding the loans.The loan agreements and related promissory notes were filed as exhibits to the Company's Current Report on Form 8-K dated March 16, 2000.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  As of December 31, 1999, the following entity was known by the Company to own beneficially more than five percent of the Company's common stock.

                                                Amount and Nature    Percent of
Name and Address of Beneficial Owner         of Beneficial Ownership   Class
------------------------------------         ----------------------- ----------
Capital Research and Management Company.....      19,744,150 (A)        8.1
333 South Hope Street
Los Angeles, California 90071

--------
(A) Based on a Schedule 13G dated February 10, 2000, Capital Research and Management Company beneficially owned all of the 19,744,150 shares as a result of acting as investment advisor to various investment companies. This number included 1,750,450 shares resulting from the assumed conversion of 1,490,000 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust. Capital Research and Management Company had the sole power to dispose of or to direct the disposition of all these shares. Capital Research and Management Company does not have voting power over any of the shares, which is held by the investment companies.

                                    ITEM 2.
                        RATIFICATION OF APPOINTMENT OF
             PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS

  The stockholders will be asked to ratify the appointment of the firm of PricewaterhouseCoopers LLP as independent accountants for 2000. This appointment was made by the Board of Directors on the recommendation of its Accounting and Auditing Committee.

  PricewaterhouseCoopers LLP, one of the nation's largest public accounting firms, or one of its predecessors, has served as the Company's independent accountants for the past 55 years. Representatives of the firm are expected to be present at the Annual Meeting and will have the opportunity to make a statement if so desired and will be available to respond to questions.

  The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for ratification of the appointment.

  The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2000. The proxy holders will vote all proxies received FOR ratification unless instructed otherwise.

                                    ITEM 3.
               APPROVAL OF 2000 EXECUTIVE STOCK PURCHASE PROGRAM

  The Board of Directors, with Messrs. Beach, Ling and Williamson abstaining, upon the recommendation of the Management Development and Compensation Committee (the "Committee"), has adopted a new 2000 Executive Stock Purchase Program (the "Stock Purchase Program") in order to attract and retain senior executives and other key employees of the Company and its subsidiaries, and is submitting the Stock Purchase Program for stockholder approval. The Stock Purchase Program is administered by the Committee, which is comprised entirely of non-employee directors.

  This proposal requests, and the Board of Directors recommends, stockholder approval of the Stock Purchase Program. If this proposal is not approved by the stockholders, the Company will discontinue the Stock Purchase Program (see page 23) and will continue to make other awards under the Management Incentive Program, and consider other compensation arrangements in order to retain its senior executives and other key employees.

  The following summary of the material terms of the Stock Purchase Program is qualified in its entirety by reference to the full text of the Stock Purchase Program, which is attached to this proxy statement as Exhibit A.

Background

  The Stock Purchase Program provides that the Company may loan to senior management selected by the Committee funds to purchase shares of the Company's common stock. In the discretion of the Committee, such purchases may be either open market purchases or purchases directly from the Company. Each loan (a "Loan" or "Loans") will be for 100% of the purchase price, including commissions, if any, will be full-recourse and will be interest-bearing. Participants who purchase common stock also will be eligible to receive Performance Bonus Awards under the Long-Term Incentive Plan of 1998 (which is part of the Management Incentive Program, as amended) which will be paid out in cash upon satisfaction of certain performance and other criteria. Details of Performance Bonus Awards are explained in Item 4 (page 28) and in Exhibit B of this proxy statement.

Purpose of the Stock Purchase Program

  The Stock Purchase Program incorporates an important element of investment risk that generally is not found in other executive incentive plans because participants in the Stock Purchase Program share in both the upside and downside potential inherent in stock ownership by purchasing a substantial amount of common stock of the Company using full-recourse loans. The Program is thus designed to promote the long-term growth and financial success of the Company by strengthening the financial links between the Company's senior management and stockholders.

Awards

  Participants selected by the Committee are afforded the opportunity to have the Company loan them amounts which are to be utilized to purchase shares of common stock of the Company ("Awards") on a specified date or dates (the "Purchase Date") either, in the discretion of the Committee, in the open market or directly from the Company. The purchase price of shares acquired from the Company will be the average of the high and low sales prices for the common stock as reported on the New York Stock Exchange Composite Transactions on the Purchase Date if from the Company, or the actual purchase price if on the open market. The maximum number of shares which may be purchased under the Stock Purchase Program is 1,750,000 and the maximum number of shares which may be purchased by any participant is 200,000, subject to proportionate adjustment in the event of a stock split, stock dividend, or other change in capitalization.

Company Loans

  Each Loan that is part of an Award is for the entire purchase price of the common stock, including commissions, if any, is full recourse and is interest-bearing. A full-recourse loan requires the borrower to be personally liable for the full amount of the loan, regardless of the ultimate value of the shares purchased with the proceeds of the loan. Principal on the Loans is not payable until the fifth anniversary of the Purchase Date. After five years, there will be three equal annual payments of principal plus accrued and unpaid interest. The Loans will accrue interest at the "applicable federal rate" (as determined by Section 1274(d) of the Internal Revenue Code) on the Purchase Date for loans of such maturity, compounded quarterly. Until the fifth anniversary of the Purchase Date, interest on the Loans is payable only in an amount equal to any cash dividends paid on the shares of common stock purchased pursuant to an Award. Any interest unpaid is added to the principal and becomes payable commencing on the sixth anniversary of the Purchase Date. The Loans will not be secured by the shares of common stock purchased or any other collateral.

  In the event a participant terminates his or her employment with the Company voluntarily (including through early retirement) or is terminated by the Company for cause, the Loan must be repaid within 60 days of the termination. In the event a participant dies or is disabled, the Loan will continue to maturity and if the outstanding balance on the Loan, increased by the amount of any prior payments of principal on the Loan, is greater than the sum of (1) the then fair market value of the shares of common stock purchased plus (2) the amount of the Performance Bonus Award payout (see page 28) for the performance period ending on December 31, 2003, plus (3) an amount equal to the amount of interest that would have accrued on such payout had it been invested and earned the same rate of interest as that accrued on the Loan from December 31, 2003 until the applicable date of repayment, then the Company will forgive the Loan to the extent of such excess.

                2000 EXECUTIVE STOCK PURCHASE PROGRAM BENEFITS

   As set forth in the following table, ten participants, including the Chief Executive Officer and three other executive officers, received Loans on March 16, 2000, which were utilized to purchase 1,150,310 shares of common stock in the open market during the period March 16 to 23, 2000, at an average cost, including commissions, of $27.82. This leaves 599,690 shares of common stock available for future Awards.

                                                               Number of Shares
           Name and Principal Positions            Loan Amount    Purchased
           ----------------------------            ----------- ----------------
Roger Beach....................................... $ 5,000,000     179,736
 Chairman of the Board and Chief Executive Officer

Timothy H. Ling................................... $ 5,000,000     179,736
 Chief Financial Officer and Executive Vice
 President, North American Energy Operations

Charles R. Williamson............................. $ 5,000,000     179,736
 Executive Vice President, International Energy
  Operations

Dennis P.R. Codon................................. $ 2,500,000      89,868
 Vice President, Chief Legal Officer and General
  Counsel

Executive officers as a group..................... $17,500,000     629,076
 (Total of those listed above)

All other officers (six persons).................. $14,500,000     521,234

  All Loans bear interest at the rate of 6.8 % per annum (the "applicable federal rate" for March 16, 2000), mature on March 16, 2008, and have the other terms described under "Company Loans" above.

  The Company and the participants have agreed that, if the Stock Purchase Program is not approved by the stockholders, the shares listed above will be sold to the Company for the lesser of the purchase price or their fair market value at the time of the resale, and the Loans will become immediately due and payable.

Accounting Aspects

  For financial accounting purposes, a charge to earnings will be made for any excess of the market price on May 22, 2000 (assuming the Stock Purchase Program is approved by the stockholders on that date) over the purchase price of the shares. In addition, the accrued interest on the Loans (whether or not payable at such time) will be credited to the Company's earnings each quarter.

General Provisions

  The Stock Purchase Program will terminate on December 31, 2003, provided that Loans outstanding on that date will not be affected or impaired by such termination.

  The Board of Directors may at any time amend, suspend or terminate the Stock Purchase Program prior to December 31, 2003; provided that no amendment, suspension or termination may, without the consent of the participant, adversely affect a participant's rights in any material respect; and provided further that, without stockholder approval, no amendment may (1) increase the maximum number of shares of common stock which may be purchased, (2) permit a purchase of shares for less than fair market value, or (3) extend the termination date of the Stock Purchase Program.

Certain Federal Income Tax Consequences

  The following is a summary of the material tax consequences of the Stock Purchase Program to the Company and to the participants, based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations thereunder, administrative rulings and court decisions as of the date of this proxy statement.

 . Tax Consequences to Participants

  Participants who are subject to Section 16(b) of the Securities Exchange Act of 1934 could be taxed at ordinary income rates on the excess of the fair market value of the shares of common stock they purchase (the "Program Shares") six months after the purchase date (when the Section 16(b) restrictions lapse) over the amount paid for such Program Shares. However, within 30 days after purchasing Program Shares, participants may make an election under Section 83(b) of the Code to be taxed on the difference between the fair market value of the Program Shares and the purchase price on the date of purchase. If a participant makes such an election, no tax should be due on the purchase because the purchase price is designed to equal the fair market value of the Program Shares on the date of purchase. The following discussion assumes that the affected participants will each make the election under
Section 83(b) of the Code.

  Any dividends or distributions on the Program Shares will be includable in the participants' income to the extent made out of the Company's earnings and profits, but such income will be offset by a corresponding payment on the Loan to the extent of accrued interest. When the Program Shares are sold, the sale will result in capital gain or loss measured by the difference between the amount paid for the Program Shares when purchased by the participant and the amount realized upon sale. Such capital gain or loss will be long-term if the participant held the Program Shares for over a year. The participants will generally be able to deduct the interest that accrues on the Loans subject to the limitations described below.

  The interest on the Loans will be "investment interest" and therefore may be deducted only to the extent of each participant's net investment income, including investment income relating to other investments (i.e., the excess of investment income, including dividends and income from the disposition of property held for investment, over expenses directly connected with the production of such income). Investment interest that is not deducted can be carried forward indefinitely. When the Program Shares are sold, investment interest that has been carried forward may be used to offset any gain realized on such sale.

 . Tax Consequences to the Company

  Assuming that the participants make a timely election under Section 83(b) of the Code, no deduction will be available to the Company upon the purchase of Program Shares by participants. The Company will include in its gross income the interest on the Loans.

  The Board of Directors unanimously recommends a vote FOR approval of the 2000 Executive Stock Purchase Program. The proxy holders will vote all proxies received FOR approval unless instructed otherwise.

  The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for approval of the Stock Purchase Program. In the event the stockholders do not approve the Stock Purchase Program, all shares of common stock purchased pursuant to the Stock Purchase Program will be sold to the Company for the lesser of the original purchase price or the fair market price of the common stock on the date of resale, and each Loan will become immediately due and payable.

                                    ITEM 4.
                           APPROVAL OF AMENDMENTS TO
                       1998 MANAGEMENT INCENTIVE PROGRAM

  In 1998 the Board of Directors adopted and the stockholders approved the Company's 1998 Management Incentive Program (the "Management Incentive Program") in order to attract and retain individuals of the highest caliber as employees of the Company and its subsidiaries. The Management Incentive Program consists of the Revised Incentive Compensation Plan (the "RICP"), which provides for annual cash bonus awards, a portion of which may be deferred or paid as restricted stock; the Long-Term Incentive Plan of 1998 (the "LTIP"), which provides for grants of non-qualified stock options, performance shares and restricted stock; and the 1998 Performance Stock Option Plan (the "PSOP"), which provides for grants of non-qualified performance stock options, which have an exercise price at a premium over the fair market value of the shares of the Company's common stock on the date of grant, and tandem limited stock appreciation rights. The Management Incentive Program is administered by the Management Development and Compensation Committee (the "Committee"), which is comprised entirely of non-employee directors.

  The Board of Directors, with Messrs. Beach, Ling and Williamson abstaining, upon the recommendation of the Committee, has amended the Management Incentive Program, subject to stockholder approval, (1) to change the funding method used and add three additional performance criteria that may be used in determining the amount of the incentive compensation paid under the RICP and
(2) to provide for Performance Bonus Awards under the LTIP.

  This proposal requests, and the Board of Directors recommends, stockholder approval of the amendments to the Management Incentive Program. If the amendments are not approved by the stockholders, the Company will continue to make awards under the Management Incentive Program as presently constituted and consider other compensation arrangements in order to retain its senior executives and other key employees.

  The following summary of the material terms of the Management Incentive Program and of the amendments to the Management Incentive Program is qualified in its entirety by reference to the full text of the Management Incentive Program, as amended, which is attached to this proxy statement as Exhibit B.

Eligibility

  The Committee, in its discretion, may select as Management Incentive Program participants any employees of the Company and its subsidiaries, except that only senior management and other key employees may be selected to participate in the PSOP.

  While the LTIP does not limit the employees of the Company who may be granted the Performance Bonus Awards which are provided for in the amendments, it is currently the intention of the Committee to grant such awards only to senior executives of the Company who are participating in the Stock Purchase Program, with the maximum amount of the awards shown on the table on page 29.

Awards Under the Revised Incentive Compensation Plan

  The RICP provides for awards and payments to be determined on a yearly basis (the "RICP Award Period"). The Committee establishes individual target awards for each participant. The sum of these awards is the target fund for the annual RICP Award Period. Under the existing RICP, this fund is adjusted based on the Company's "Comparative Return to Stockholders" over the RICP Award Period, which means the Company's return to stockholders compared to the return to stockholders of a group of comparable companies selected by the Committee in its sole discretion. The fund is subject to further adjustment for minimum Company performance requirements as determined by the Committee. The adjusted fund is allocated in whole or in part to participants on the basis of: (i) comparison of actual operational results to plans or goals, adjusted for external factors such as changes in market prices; (ii) individual performance of employees selected to participate in the Plan; and
(iii) reasonableness of total cash compensation. The maximum cash award to a participant for an Award Period will be $2,000,000.

  Unless otherwise provided, payment of awards are made in cash from the general funds of the Company in a manner (which may include deferral of cash awards) prescribed by the Committee. Payment of an award may be made all or in part as restricted stock as determined by the Committee or pursuant to an election by the recipient under such terms as the Committee may establish. In consideration for forgoing cash compensation, the Committee may grant restricted stock with a total dollar value greater than the cash amount deferred, provided that any such increase does not exceed 100% of the dollar value of the cash amount deferred. The number of shares of restricted stock so issued is based on the fair market value of the Company's common stock, after any such increase described above.

  If an employee elects to defer a cash payment into restricted stock, such restricted stock must have a restriction period of not less than four years. Employees are entitled to vote the restricted stock and receive dividends during the restriction period. If the employee has satisfied all of the conditions on the restricted stock established by the Committee by the end of the restriction period, the Company will remove any restrictions on the shares and deliver any accumulated unpaid dividends, less any amounts withheld for taxes.

 Delegation of Authority

  The Committee may, in its discretion, delegate the authority to grant awards under the RICP for employees other than executive officers to a committee of the Board of Directors of the Company.

Amendment to Change Method of Determining Bonus Pool and Performance Criteria under the Revised Incentive Compensation Plan

  Under the existing RICP, the Committee establishes an individual target award for each participant ("Award"). The sum of these individual target awards is the target fund for the year. This target fund is then adjusted based on the Company's Comparative Return to Stockholders for the year, as described above. The amendment to the RICP provides, subject to stockholder approval, that the bonus pool for a year will be equal to 2% of the Company's "Net Cash Provided by Operating Activities" (as defined in the RICP) during that year. The aggregate amount of Awards, without giving effect to any augmentation upon deferral into restricted stock, under the RICP for a year may not exceed this bonus pool.

  The amendment also provides that, for the Chief Executive Officer and certain other executive officers, the Committee will establish Awards, each of which will be for a percentage of this bonus pool. The Committee will have the sole discretion to determine whether the full amount of such an Award will be paid and may reduce, but may not increase, the amount of the Award payable based on any criteria that the Committee determines. The criteria may include, but are not limited to, one or more of the following: (i) individual performance, (ii) the Company's "Comparative Return to Stockholders," (iii) the Company's "Return on Capital Employed" and (iv) the Company's "Future Year Value Creation" (all as defined in the RICP).

  The amendment further provides that the Committee will establish individual target Awards for the remaining participants based on such criteria as the Committee shall determine, which criteria may include, but are not limited to, one or more of the following: (i) salary grade, (ii) the Company's "Comparative Return to Stockholders," (iii) the Company's "Return on Capital Employed" and (iv) the Company's "Future Year Value Creation" (all as defined in the RICP). Subject to the amount of the bonus pool available after payment of the Awards described in the immediately preceding paragraph, the Committee may increase or decrease the amounts payable to participants under the Awards described in this paragraph on the basis of factors such as, but not limited to, the following: (i) comparison of actual operational or financial results to plans or goals, adjusted for external factors such as changes in market prices, (ii) individual performance of employees selected to participate in the RICP and (iii) reasonableness of total cash compensation.

  Finally, the amendment provides that the maximum cash Award to a participant for a year will be 0.25% of the Company's Net Cash Provided by Operating Activities or, if less, $2,000,000. The portion of an Award deferred in the form of restricted stock may still be increased up to 100%.

Awards under the Long-Term Incentive Plan

 Stock Options

  Non-qualified stock options may be granted by the Committee, which determines the number of shares subject to each stock option and the manner, conditions and time of exercise. The Committee may impose restrictions on shares acquired through exercise. No options are exercisable more than 10 years after the date of grant. The option price per share may not be less than the fair market value of a share of common stock on the date of grant, and is payable in cash and/or shares of common stock as determined by the Committee. Options are evidenced by stock option agreements in a form approved by the Committee.

  Stock options are nontransferable except in the event of the employee's death, unless the Committee, in its sole discretion, permits transfers to the employee's family members and entities established for or owned by family members. The granting of an option does not entitle the employee to the rights of a stockholder; such rights accrue only after exercise and registration of shares. No person may be granted during any 12-month period options to acquire more than 100,000 shares of common stock under the LTIP.

 Performance Shares

  Performance shares may be granted by the Committee with respect to a period of time of not less than four years (an "LTIP Award Period"). Each performance share shall have a value equivalent to one share of common stock of the Company. No participant may receive more than 30% of the aggregate number of performance shares granted or more than 25,000 performance shares in a 12-month period.

  At the end of an LTIP Award Period, the Committee establishes a percentage by which the performance shares awarded shall be multiplied, based on the Company's Comparative Return to Stockholders, and each holder's performance shares shall be multiplied by that percentage. In no event shall such percentage exceed 200%. Additionally, the value of the awards paid shall in no event exceed more than 400% of the value of the award at the time of grant. The payments are normally made in a combination of shares of the Company's common stock and cash.

 Restricted Stock

  The Committee may grant shares of common stock which are subject to certain restrictions. The restriction period shall be at least four years. The employee is entitled to vote the restricted stock and receive dividends during the restriction period. If the employee has satisfied all of the conditions of the restricted stock award established by the Committee by the end of the restriction period, the Company will remove any restrictions on the shares and deliver any accumulated unpaid dividends, less any shares withheld for taxes.

 Delegation of Authority

  The Committee may, in its discretion, delegate the authority to grant awards under the LTIP for employees other than executive officers to a committee of the Board of Directors of the Company.

Amendment to Provide Performance Bonus Awards under the Long-Term Incentive
Plan

  A new Section 10 has been added to the LTIP, subject to stockholder approval, providing for grants of Performance Bonus Awards ("Bonus Awards") payable in cash if and to the extent the goal or goals established by the Committee are satisfied. At the time of granting a Bonus Award, the Committee establishes (i) the goal or goals, based in part on the Company's "Comparative Return to Stockholders" and changes to the price of the Company's common stock and (ii) a matrix to be used to determine the cash amount, if any, that will be paid based on the extent to which the goal or goals are achieved. In determining the range of possible Bonus Award payments, the Committee may take into account the amount of any Loan made in connection with the 2000 Executive Stock Purchase Program, a participant's responsibility level, cash compensation level, and the fair market value of the Company's common stock at the time of the Bonus Award, as well as such other considerations as it deems appropriate. Performance against established goals will be measured over an LTIP Award Period of four years, subject to early termination as described below. The maximum performance bonus that may be paid to any person for any four-year LTIP Award Period is $6,500,000. The maximum performance bonus that may be paid to any person for any LTIP Award Period that is longer than four years is $1.625 million times the number of years in the LTIP Award Period.

  In the event of a "Change in Control" (as defined in the LTIP) of the Company, the Committee will declare any Award Period ended as of the date of the Change in Control and accelerate the payment of the Bonus Award; provided, that in no event will the participant's Bonus Award payout be less than 50% of the target amount under such circumstances. If a participant terminates employment during an Award Period for any reason other than voluntary termination or termination for cause, the Bonus Award will remain outstanding and the participant will receive the same Bonus Award payout at the end of the LTIP Award Period, based on the Company's Comparative Return to Stockholders, as if the participant had remained employed during the full LTIP Award Period. If a participant terminates employment during an Award Period voluntarily or is terminated for cause, then the Bonus Award will be forfeited and no payout will be made.

Awards under the Performance Stock Option Plan

 Performance Stock Options

  Non-qualified performance stock options may be granted by the Committee, which determines the number of shares subject to each performance stock option and the manner, conditions and time of exercise. No performance stock options are exercisable more than 10 years after the date of grant. The option price per share must be at a premium of at least 25% over the fair market value of a share of common stock on the date of grant, as determined by the Committee, and is payable in cash and/or shares of common stock acceptable to the Committee. Performance stock options must satisfy performance and vesting conditions established by the Committee in order to become subject to exercise. If the performance and vesting conditions are satisfied, performance stock options will normally remain outstanding following an employee's termination of employment for the remaining term of the option. Performance stock options are evidenced by grant agreements in a form approved by the Committee.

  Performance stock options are nontransferable except in the event of the employee's death, unless the Committee, in its sole discretion, permits transfers to the employee's family members and entities established for or owned by family members. The granting of an option does not entitle the employee to the rights of a stockholder; such rights accrue only after exercise and registration of shares. No person may be granted during any 36-month period performance stock options to acquire more than 750,000 shares of Common Stock under the PSOP.

 Tandem Limited Stock Appreciation Rights

  The Committee may grant tandem limited stock appreciation rights (TLSARs) in combination with an underlying performance stock option. A TLSAR is a right to receive a payment in cash, or in shares of common stock in certain events, with respect to a specified number of shares of common stock, equal to the excess of the fair market value of the common stock on the date the TLSAR becomes payable over the grant price for the TLSAR established by the Committee, which may not be less than the fair market value of the common stock on the date the TLSAR was granted. A TLSAR will become payable only on a Conversion Date after the occurrence of a Change in Control Event (as defined in the PSOP) and generally expires upon expiration or exercise of the underlying performance stock option. The performance and vesting conditions for a performance stock option do not have to be satisfied in order for the related TLSAR to become payable on a Conversion Date.

Awards Under the Management Incentive Program for 2000

  The table below summarizes the awards for 2000 made through March 28 under the existing Management Incentive Program and, subject to stockholder approval, the maximum Bonus Awards and the maximum cash awards that would be awarded under the Management Incentive Program as amended. Non-routine awards and awards to future employees may be made after March 28, but are not presently determinable.

                                                             Performance
                           Target                               Bonus
                          Maximum                             Awards--
                            Cash                 Performance    LTIP     Restricted Stock  Performance
                          Awards--  Stock Option  Shares--     Maximum    Awards LTIP(E)   Stock Option
                            RICP    Shares--LTIP    LTIP     Cash Award  ----------------- Shares--PSOP
   Name and Position     (Value)(A) (Number)(B)  (Number)(C) (Value)(D)  (Number)  (Value)   (Number)
   -----------------     ---------- ------------ ----------- ----------- -------- -------- ------------
Roger Beach............. $2,000,000      None       25,000   $6,500,000   13,950  $413,269     None
 Chairman of the Board
 and Chief Executive
 Officer

John F. Imle, Jr........       None      None         None         None     None      None     None
 Vice Chairman (F)

Timothy H. Ling.........  1,000,000      None        8,500    6,500,000     None      None     None
 Chief Financial Officer
 and Executive Vice
 President, North
 American Energy
 Operations

Charles R. Williamson...  1,000,000      None        8,500    6,500,000     None      None     None
 Executive Vice
 President,
 International Energy
 Operations

Lucius E. Scott, Jr.....    500,000      None        4,724         None     None      None     None
 Group Vice President,
 Diversified Business
 Group

Executive officers as a
 group (8 persons,
 including those listed
 above).................  5,800,000    17,685       56,852   29,250,000     None      None     None

All other employees..... 12,200,000   192,312      190,501   12,350,000   25,767   763,347     None

                                                  (footnotes on following page)

--------
(A) The amounts shown are the maximum amounts payable based on projected "Net Cash Provided by Operating Activities" for the year 2000. One half of the payment to executive officers will be made in shares of restricted stock, increased by 50% of the dollar amount of the cash award deferred into stock; these shares will have a five-year restriction period. Executive officers may also elect to defer all or part of the remaining 50% of their cash payment into shares of restricted stock; if they so elect, the amount deferred into stock will be increased by 25% and the shares will have a four-year restriction period. Other recipients may elect to have all or part of their cash awards paid out in shares of restricted stock on the same basis. Restricted shares receive dividends during the restricted period.

(B) Represents the options granted on February 24, 2000 at an exercise price of $28.3438 under the LTIP. The options become exercisable in four equal installments on six months, twelve months, 24 months and 36 months from the date of grant.

(C) The closing market price as reported in the New York Stock Exchange Composite Transactions quotations on January 3, 2000, which was the commencement of the award period, was $33.00. The provisions governing these performance shares are the same as described in footnote (A) to the "Long-Term Incentive Plan Awards in 1999" table on page 17.

(D) Represents the maximum cash Performance Bonus Awards payable under the LTIP if the performance goals are fully satisfied. These Awards are subject to stockholder approval of the amendments to the Management Incentive Program.

(E) The shares have a minimum four-year restriction period. Recipients are entitled to vote the shares and receive dividends during the restriction period. The value shown is based on the closing market price as reported in the New York Stock Exchange Composite Transactions quotations on the dates of the grants.

(F) Mr. Imle served as Vice Chairman until his resignation, effective December 31, 1999. He will serve as a consulting employee through March 31, 2001.

Federal Income Tax Consequences

  Under current law, cash awards will be taxed as ordinary income to the employee in the year in which they are received. When the employee is taxed, the Company receives a tax deduction at the same time and for the same amount.

  Upon exercise of a non-qualified stock option (including performance stock options), the employee will realize ordinary income in an amount measured by the excess, if any, of the fair market value of unrestricted shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Restricted stock, if any, acquired through the exercise of stock options will be subject to the tax treatment described below for restricted stock.

  An employee who has been granted a performance share award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at such time. Whether a performance share award is paid in cash or shares of common stock, the employee will have ordinary income and the Company will have a corresponding deduction when payout is made. The measure of such income and deduction for any shares of Common Stock will be their fair market value at the time the performance share award is paid out. There will be a charge against corporate earnings each year for a portion of the payment expected to be made.

  An employee receiving restricted stock may be taxed in one of two ways: (i) the employee pays tax when the restrictions lapse, or (ii) the employee makes a special election to pay tax in the year the grant is made. The value of the award for tax purposes is the fair market value of the shares of Common Stock at the applicable time. This value is taxed as ordinary income and is subject to income tax withholding. When the employee is taxed, the Company receives a tax deduction at the same time and for the same amount. If an employee elects to be taxed at grant, when the restrictions lapse there will be no further tax consequences attributable to the awarded stock until sale or other disposition of the stock. However, dividends in cash and stock will be treated as follows: (i) if the above special tax election has been made, cash dividends paid to the employee will be taxable dividend income to the employee when paid, but the Company will not be entitled to any corresponding deduction; and (ii) if such election has not been made, the employee will have taxable compensation income and the Company a corresponding deduction when the dividends are paid.

  When a restricted stock award is made, the value of the stock at the date of grant will be charged against corporate earnings pro-rata over the restriction period. If the employee does not elect to be taxed on the grant of his restricted stock award, a tax deduction by the Company at the expiration of the restriction period would be greater than the amount charged to earnings if the price of common stock has increased or less if the price of common stock has declined.

  Section 162(m) of the Internal Revenue Code of 1986, as amended, may impose limitations on the ability of the Company to obtain tax deductions for compensation of more than $1 million per year to its chief executive officer or any of its other four most highly-compensated officers. The Company believes that the Management Incentive Program meets all of the requirements of Section 162(m), except for restricted stock awards under the LTIP and cash dividends.

Amendment and Termination

  The Board (without participation by any employee directors) may terminate the Management Incentive Program at any time and, with the consent of an individual participant, the Board or Committee may cancel, reduce, or alter the number of outstanding awards thereunder. The Board (without participation by any employee directors) may amend or suspend or, if suspended, reinstate, the Management Incentive Program in whole or in part, provided, however, that without stockholder approval, the Board may not (i) increase the maximum number of shares authorized for awards or as restricted stock or performance shares under the Incentive Program, (ii) change the minimum exercise price for stock options or minimum grant price for TLSARs, or (iii) extend the termination dates of the LTIP or PSOP.

  Under the amendments, Section 13 of the LTIP is amended to provide that the Board of Directors may not, without stockholder approval, increase the maximum cash bonus payable to any person under a Bonus Award.

  The Board of Directors unanimously recommends a vote FOR approval of the amendments to the 1998 Management Incentive Program. The proxy holders will vote all proxies received FOR approval unless instructed otherwise.

  The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for approval of the amendments to the 1998 Management Incentive Program.

                                    ITEM 5.
                             STOCKHOLDER PROPOSAL

  A stockholder has given notice that the following proposal will be presented at the meeting:

  "WHEREAS: Unocal has had historic and on-going environmental violations, especially at a number of California's pristine locations (e.g. Guadalupe spill, the largest in California, costing $43.8M), Avila Beach spill (killing a town economically--costing up to $200 million), San Francisco Bay spill (costing $83 million with a possible $50 million more), and Molycorp Mountain Pass Mine (failed to report toxic discharges). We believe this indicates a lack of concern for the environment, has damaged Unocal's image and caused financial loss;

  WHEREAS: We believe that Unocal has further damaged its image by its association with the repressive government of Burma [Myanmar] and the consequent litigation brought against it by citizens of Burma alleging our company's involvement in the egregious human rights violations committed there as reported by the United Nations, The U.S. State Department, Amnesty International, Human Rights Watch Asia and other human rights organizations;

  WHEREAS: We believe that Unocal has failed to observe its own Statement of Principles (recently revised under the title of Guiding Principles) which requires the Company to: "Conduct business in a way that engenders pride in our employees and respect from the world community. . .communicate openly and
honestly.............improve the quality of life in the communities where we do
business.....protect the environment. . .be a good corporate citizen and a good friend of the people of our host country." Also, such conduct undercuts the Global Sullivan Principles which Unocal recently endorsed.

  These Global Sullivan Principles explicitly commit endorsing companies to eight basic principles including the following: "We will express our support for universal human rights and particularly those of our employees, the communities within which we operate, and parties with whom we do business."

  One important way to insure that any company is serious about its own Code, or pursuing Principles like the Global Sullivan Principles, is to provide incentives to executives through their compensation formula to meet those goals.

  BE IT RESOLVED: That the Board of Directors appoint a special committee of the Board consisting solely of independent Board Members to review ways to link executive compensation with the Company's ethical and social performance, and in particular with Unocal's Guiding Principles and to report to the shareholders the results of this review. This report may omit confidential information and be prepared at a reasonable cost.

                             Supporting Statement

  We believe linking the compensation and bonus packages of Unocal's executives to our Company's ethical and social performance is timely and necessary. It sends a message that Unocal is serious about excellence in these areas just as meeting financial and business goals are rewarded.

  Many other companies, including Kodak, Bristol Myers Squibb, IBM and Proctor & Gamble, have social responsibility goals and performance reflected in their compensation formula.

                           DIRECTORS' RECOMMENDATION

The Board of Directors unanimously recommends a vote AGAINST the adoption of this proposal for the following reasons:

  Unocal already provides a report to stockholders by the Management Development and Compensation Committee, comprised entirely of independent directors. The report, beginning on page 10 of this proxy statement, explains the criteria for CEO and executive officer compensation. Many aspect of an executive's performance, including ethical behavior and social responsibility, are utilized in determining compensation.

  Unocal also has a Corporate Responsibility Committee comprised entirely of outside directors that reviews health and environmental issues, as well as ethical conduct. The Corporate Responsibility Committee of the Board of Directors plays a key oversight role in ensuring that Unocal and its executives live up to the Company's commitment to being a good global citizen. This committee of outside Directors regularly shares information about the Company's corporate responsibility efforts with the full Board. A report on corporate responsibility was mailed to all stockholders in 1999.

  Contrary to the implications in the stockholder's proposal, the Company has not been involved in "egregious human rights violations" in Myanmar or anywhere else. Unocal is proud of its human rights record. We are working to help advance and promote respect for human rights through action, education, assistance and economic engagement wherever we work. In Myanmar, where Unocal is an investor in the Yadana natural gas pipeline project, the Company is helping fund an extensive socio-economic program that has brought doctors, schools, roads, water and sanitation systems, as well as a host of sustainable economic opportunities to the 40,000 villagers in the pipeline vicinity. Two internationally respected human rights experts, Reverend Richard W. Timm, CSF and Justice K. M. Subhan inspected conditions along the pipeline route in January 1998. They concluded that the lives of people in each village they visited are better because of the Yadana Project, and that the project should be a model for other international companies.

  Unocal is committed to being a good corporate citizen by operating in a way that is socially responsible, and that contributes to economic prosperity. Environmental performance is also a key aspect of our Operations Management System. Our efforts focus on operating efficiently and effectively, preventing pollution and producing clean energy. This is true in Southeast Asia, the United States, and anywhere else where Unocal has business interests.

Our Position

  We believe that this proposal is unnecessary. The Board's Management Development and Compensation Committee, consisting of non-employee directors, regularly evaluates executive performance and provides a report in the proxy statement to all stockholders each year. Unocal's Corporate Responsibility Program supports a broad range of humanitarian and community programs, including programs in Southeast Asia. The Board's Corporate Responsibility Committee regularly reviews the company's policies, practices and programs related to health, environment, safety, human resources, community affairs and development, and ethical conduct.

  The Board of Directors unanimously recommends a vote AGAINST this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.

  The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting, and entitled to vote on this Item, is required for approval of this proposal.

  The Company will provide stockholders with the name and address of the proponents of the proposal and information about their ownership of Unocal common stock promptly upon receipt of an oral or written request to the Secretary of the Company.

                                    ITEM 6.
                                 OTHER MATTERS

  Only such business shall be conducted at an annual meeting of the stockholders as shall have been properly brought before the meeting pursuant to the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, by or at the direction of the Board of Directors, or by a stockholder or a beneficial owner of the Company's stock in compliance with the provisions of Section 7 of Article III of the Company's Bylaws.

  The Board of Directors has no knowledge at the time of the printing of this Proxy Statement of other business to be presented for action at the Annual Meeting of Stockholders or any adjournment thereof. If other business properly comes up for action at the Meeting, the proxy holders will vote the proxies in their discretion.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

  Proposals submitted for inclusion in the Company's proxy statement for the 2001 Annual Meeting of Stockholders under Rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 must be received by the Corporate Secretary at 2141 Rosecrans Avenue, Suite 4000, El Segundo, California 90245 on or before December 12, 2000. Under the Company's Bylaws, stockholder proposals for consideration at the 2001 annual meeting, but not for inclusion in the proxy statement, must be received by the Corporate Secretary no later than February 20, 2001. If the Company's Bylaws are amended to change the date of the 2001 annual meeting, the deadline for submitting such proposals shall be the later of 90 days before the meeting date or the 10th day following the day on which public announcement of the meeting date is first made. Notice of such proposals must also comply with the provisions of
Section 7 of Article III of the Company's Bylaws.

                                          By Order of the Board of Directors

                                          /s/ Brigitte M. Dewez

                                          Brigitte M. Dewez
                                          Corporate Secretary

April 12, 2000
El Segundo, California

                                   EXHIBIT A

                     2000 EXECUTIVE STOCK PURCHASE PROGRAM

  The purpose of the 2000 Executive Stock Purchase Program (the "Program") is to promote the long-term growth and financial success of Unocal Corporation (the "Company") by (1) providing a means whereby executives of the Company and its subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to maximizing the value of the Company for its stockholders, while (2) placing them at risk in the event of poor Company performance through the use of full recourse promissory notes as payment for Company stock.

1. General Description

  The Program provides an opportunity for the Company's executives to purchase up to 1.75 million shares of Stock of the Company and to receive loans from the Company to finance such purchases.

2. Definitions

  The following definitions shall be applicable throughout the Program but shall not be deemed to apply in other contexts unless specifically provided otherwise:

  a. "Award" means (i) an award permitting a Participant to purchase Stock from the Company under this Program at the Purchase Price, together with the related Purchase Loan, or (ii) an award offering to make a Purchase Loan to a Participant for the purchase of Stock on a specified date or dates in the open market, directly from the Company, or by private purchase.

  b. "Award Agreement" means a written agreement between the Company and a Participant which sets forth the terms of an Award. Award Agreements need not be identical and shall be in the form approved by the Committee.

  c. "Board" means the Board of Directors of the Company, except those members who are Employees.

  d. "Cause" means (i) conduct or action by a Participant which, in the opinion of the Committee, is materially harmful to the Company; (ii) willful failure by a Participant to follow an order of the Board, except in such case where the Participant believes in good faith that following such order would be materially detrimental to the interests of the Company; (iii) a Participant's conviction of a felony; or (iv) performance by a Participant which, in the opinion of the Committee, falls below the reasonable expectations of the Company.

  e. "Code" means the Internal Revenue Code of 1986, as amended.

  f. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more directors who qualify as "outside directors," as defined in the regulations under Section 162 (m) of the Code and as "Non-Employees Director" as defined in Rule 16b-3.

  g. "Company" means Unocal Corporation.

  h. "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

  i. "Disability" means the inability of a Participant to perform his or her normal duties of employment as a result of physical or mental incapacity as determined by the Committee.

  j. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

  k. "Fair Market Value" means the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations on a specified date or the actual purchase price of shares acquired by the Participant under the Program.

  l. "Interest Rate" means the interest rate determined by the Committee, which shall be the lowest rate which avoids the imputation of interest under the Code at the time of the Loan.

  m. "Participant" means an Employee of the Company or a Subsidiary who has been granted an Award under the Program.

  n. "Purchase Date" means the date or dates on which a Participant purchases shares of Stock pursuant to an Award.

  o. "Purchase Loan" means an extension of credit to a Participant by the Company evidenced by the Purchase Note.

  p. "Purchase Note" means a full recourse promissory note including the terms set forth in Section 8.

  q. "Purchase Price" means (i), in the case of a purchase of Stock from the Company, the Fair Market Value of the Stock on the Purchase Date or (ii), in the case of a purchase of Stock in the open market or from a party other than the Company, the price at which the Participant purchases Stock pursuant to an Award.

  r. "Retirement" means termination of employment on or after "normal retirement age" as defined in the Company's retirement plan then in effect.

  s. "Rule 16b-3" means Rule 16b-3 as promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

  t. "Stock" means shares of common stock of the Company as described in the Company's Certificate of Incorporation.

  u. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

  v. "Voluntary Termination" means any termination of employment by a Participant prior to Retirement other than a termination without Cause or a termination due to death or Disability.

3. Effective Date and Duration

  The Program shall be effective on March 16, 2000, subject to the approval of this Program by the Company's stockholders. If this Program is not approved by the Company's stockholders, Participants must sell to the Company the Stock purchased under this Program at the lesser of the Purchase Price or the Fair Market Value on the date of such sale, and each Purchase Loan shall become immediately due and payable in full (including accrued and unpaid interest). If this Program is approved by the Company's stockholders, it shall terminate on December 31, 2003; provided that Purchase Loans outstanding as of such date shall not be affected or impaired by termination of the Program.

4. Administration

  The Committee shall administer the Program. The acts of a majority of its members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct meetings in person or by telephone.

  No member of the Committee, while serving as such, shall be eligible to receive an Award under the Program. The Committee shall have the authority, subject to the provisions of the Program, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Program as it may deem necessary or advisable in the administration of the Program. Among other things, the Committee shall have the authority, subject to the terms of the Program, to determine (a) the individuals to whom the Awards are granted, (b) the time or times the Awards are granted, (c) the Purchase Dates for such Awards, (d) the basis for any termination of employment, including whether or not it was for Cause, Disability, Retirement or otherwise (which determination shall be reasonable), and (e) the forms, terms and provisions of the Award Agreement and any other documents under the Program. The Committee's interpretation of the Program or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Program shall be final, binding, and conclusive on all parties.

5. Shares Subject to the Program

  The Committee may, from time to time, grant and amend Awards to eligible Employees in accordance with the provisions of the Plan; provided, however, that:

  a. Subject to Section 10, the aggregate number of shares of Stock made subject to Awards under this Plan may not exceed 1,750,000 shares, and no Participant shall receive an Award with respect to more than 200,000 shares.

  b. If a Participant fails to purchase all of the shares of Stock subject to an Award, such unpurchased shares of Stock shall again be available to be granted as an Award under this Program.

  c. Stock purchased under this Program may be from the Company's authorized and unissued Stock or Treasury Shares; Stock purchased on the open market; or Stock acquired by private purchase.

6. Eligibility

  Senior management and other key Employees of the Company and its Subsidiaries (including officers or Employees who are members of the Board) shall be eligible to be granted Awards under this Program.

7. Stock Purchase

  a. Grant of Award. The Committee shall determine the Purchase Date and, in the case of an Award permitting the Participant to purchase Stock from the Company, the number of shares of Stock that the Participant may purchase under the Award or, in the case of an Award offering to make a Purchase Loan for a purchase in the open market or from a third party, the amount of the Purchase Loan. The Committee shall give each Participant written notice prior to the Purchase Date stating (i) the maximum and minimum numbers (which numbers may be identical) of shares of Stock that the Participant may purchase under the Award or the maximum and minimum amounts (which amounts may be identical) of the Purchase Loan, (ii) the Purchase Date and (iii) the Interest Rate and other terms pertaining to the Purchase Loan.

  b. Exercise of Award. A Participant shall exercise an Award by delivering to the Company on the Purchase Date (i) a notice stating the number of shares (not less than the minimum number and not more than the maximum number specified in the Award) such Participant elects to purchase or the amount (not less than the minimum and not more than the maximum amount specified in the Award) that the Participant elects to borrow, and (ii) an executed Award Agreement, Purchase Note and any other documents required pursuant to the Program. Any Participant who does not elect to purchase at least the minimum number of shares specified in the Award Agreement or to borrow at least the minimum amount specified in the Award Agreement on the Purchase Date shall forfeit any rights under the Program with respect to such Award, including, without limitation, any right to receive a Purchase Loan.

8. Purchase Loans

  a. General. The Company shall extend a Purchase Loan to a Participant upon exercise of an Award subject to the terms and conditions set forth in this
Section 8. The original principal amount of the Purchase Loan shall be equal to the total purchase price of the Stock. Such Purchase Loan shall be evidenced by a Purchase Note with full recourse against the maker. The obligations of each Participant under the Purchase Loan shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any change in the existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or the market value of the Stock or any resulting release or discharge of any obligation of the Company or the existence of any claim, set-off or other rights which any Participant may have at any time against the Company or any other person, whether in connection with the Program or with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or counterclaim.

  Notwithstanding anything to the contrary in this Section 8, the Company shall not be required to make any Purchase Loan to a Participant if the making of such Purchase Loan will (i) cause the Company to violate any covenant or similar provision in any indenture, loan agreement or other agreement, or (ii) violate any applicable federal, state or local law, provided, that the failure to make such Purchase Loan shall be deemed to revoke the acceptance and exercise of a related Award unless otherwise specified by the Participant. Notwithstanding anything to the contrary in this Section 8, the terms and repayment provisions of the Purchase Note shall conform with the applicable rules and regulations of the Federal Reserve Board then in effect.

  b. Unsecured Loan. Payment of the Purchase Loan shall not be secured, directly or indirectly, by a pledge of the shares of Stock acquired by the Participant upon the exercise of the Award to which the Purchase Loan relates.

  c. Interest. Interest on the principal balance of the Purchase Loan will accrue annually, in arrears, at the Interest Rate. Except as provided in the Purchase Loan and related Purchase Note, interest shall be added to the balance of the Purchase Loan. To the extent that a Participant receives cash dividends or other distributions paid in cash on Stock purchased under this Program, the Participant shall prepay the related Purchase Loan with the full pre-tax amount of such dividend or distribution received within ten (10) days of receipt. Such prepayments shall first be applied to pay accrued interest on the Purchase Loan and then to reduce the principal balance due on the Purchase Loan.

  d. Term. The term of the Purchase Loan for any Participant shall begin on such Participant's Purchase Date and, subject to prepayment as provided in this Section 8, shall have a final maturity date on the eighth (8th) anniversary of the Purchase Date.

  e. Payment Schedule. Except as provided in Section 3, and subject to prepayment as provided in this Section 8, no payments of either principal or interest shall be due under the Purchase Loan during the first five (5) years following the Purchase Date. The principal balance of the Purchase Loan (including accrued but unpaid interest) outstanding after any prepayments following the end of such five-year period, if any (the "Remaining Balance"), shall be payable in three (3) equal annual installments on the sixth (6th), seventh (7th) and eighth (8th) anniversaries of the Purchase Date, with interest on the unpaid Remaining Balance payable annually in arrears, on each such anniversary.

  f. Optional Prepayments. A Participant may prepay all or any portion of the Purchase Loan at any time. Any prepayments made to the Company pursuant to this Section 8(f) shall first be applied to pay accrued interest on the Purchase Loan and then to reduce the principal balance due on the Purchase Loan. Any prepayment of the balance of the Purchase Loan shall be applied to the principal payments due thereon in chronological order of maturity.

  g. Prepayment Obligations Upon Voluntary Termination or Termination for Cause. Upon a termination of employment that is determined by the Committee to be a termination for Cause or a Voluntary Termination, any outstanding balance on the Purchase Loan (including any accrued and unpaid interest) shall become due and payable on the 60th day following such termination of employment. Prepayment of a Purchase Loan shall not be required in the event of any other termination of employment (including termination due to death, Disability, Retirement, and termination without Cause).

  h. Purchase Loan Forgiveness. For Awards granted during the year 2000, the Committee shall provide for the partial forgiveness of the Purchase Loan in the case of a Participant who has died or becomes Disabled to the extent that, at the maturity date of the Purchase Loan, the outstanding balance of the Purchase Loan (including any accrued and unpaid interest), increased by the amount of any repayments of principal previously made by the Participant, is greater than the sum of (i) the Fair Market Value of the number of shares of Stock purchased by the Participant pursuant to the exercise of the Award plus
(ii) the amount of the Performance Bonus paid to the Participant under the Long-Term Incentive Plan of 1998 for the four-year award period ending on December 31, 2003 plus (iii) interest on such Performance Bonus at the Interest Rate from December 31, 2003 to the repayment date.

9. General

  a. Government and Other Regulations. The obligation of the Company with respect to the grant and exercise of Awards shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock issued under the Program. If the Stock issued under the Program may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

  b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from any benefits due under the Program or other amounts payable to a Participant an amount sufficient to satisfy any federal, state or local withholding requirements applicable to such benefits. In addition, as a condition to payment or delivery of any benefit hereunder, including without limitation, any forgiveness of any portion of a Purchase Loan pursuant to
Section 3 or Section 8(h), the Company or a Subsidiary, as appropriate, may require a Participant to pay to the Company or Subsidiary the amount of any applicable federal, state or local withholding taxes.

  c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Program. Neither this Program nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

  d. Applicable Law. This Program, any Award Agreements and all other related documents shall be governed by and construed in accordance with the laws of the State of California without regard to the application of the conflicts of laws provisions thereof except for such matters as are subject to the General Corporation Law of Delaware.

  e. Inurement of Rights and Obligations. The rights and obligations under the Program and any related Award Agreements shall inure to the benefit of, and binding upon, the Company, its successors and assigns, and the Participants and their beneficiaries.

  f. Non-exclusivity of Program. Nothing in this Program shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to Stock, under any other plan or authority.

  g. Severability; Validity. This Program is intended to qualify under Rule 16b-3. If any of the terms or provisions of this Program conflict with the requirements of Rule 16b-3, then such terms and provisions shall be deemed inoperative to the extent they so conflict with such requirements. In the event that any provision of the Program or any related Award Agreement or other related document is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Program or any related Award Agreement or other document.

  h. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Program and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

  i. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Program by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

  j. Relationship to Other Benefits. No payment under the Program shall be taken into account in determining any benefits under a pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

  k. Expenses. The expenses of administering the Program shall be borne by the Company and its Subsidiaries.

  l. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

  m. Titles and Headings. The titles and headings of the sections in the Program are for convenience of reference only, and in the event of any conflict, the text of the Program, rather than such titles or headings, shall control.

10. Changes in Capital Structure

  Any agreements evidencing Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Purchase of any such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Program and the number of shares issued under any Award shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

11. Amendments and Termination

  The Board may at any time amend, suspend or terminate the Program subject to the provisions of this Section 11. No amendment, suspension or termination of the Program shall, without the consent of the Participant, adversely affect such Participant's rights under the Program in any material respect. In addition, without further stockholder approval, the Board shall not:

  a. Increase the maximum number of shares which may be issued under the Program, except as provided in Section 10;

  b. Change the Program to permit a purchase of Stock at a price less than Fair Market Value; or

  c. Extend the termination date of the Program.

                                   EXHIBIT B

                       1998 MANAGEMENT INCENTIVE PROGRAM

  The purpose of the 1998 Management Incentive Program (the "Program") is to provide a means through which Unocal Corporation (the "Company") and its subsidiaries may attract and retain able employees upon whom the success of the Company rests, and provide a means whereby those employees will be fairly compensated and can acquire and maintain stock ownership, thereby strengthening their commitment to maximizing the value of the Company for its stockholders.

  The Program has three major components:

     1. The Revised Incentive Compensation Plan;

     2. The Long-Term Incentive Plan of 1998; and

     3. The 1998 Performance Stock Option Plan.

  A total of 4,750,000 shares will be subject to issuance under the Revised Incentive Compensation Plan for Restricted Stock Awards elected after June 1, 1998 and under the Long-Term Incentive Plan of 1998, and a total of 3,500,000 shares will be subject to issuance under the 1998 Performance Stock Option Plan. Of this total amount of 8,250,000 shares, not more than 1,750,000 shares may be issued as Performance Share Awards and Restricted Stock Awards.

  Each of the components of the Program is described in the sections which follow.

REVISED INCENTIVE COMPENSATION PLAN

1. General Description

  The Revised Incentive Compensation Plan provides for annual cash awards to Employees of the Company and its Subsidiaries. Participants may elect to defer a portion of their annual Award into Restricted Stock which is subject to forfeiture under certain conditions and may, also, elect to defer payment of cash Awards pursuant to a cash deferral program.

2. Definitions

  The following definitions shall be applicable throughout the Plan:

  a ."Award" means a cash award granted under the Plan.

  b. "Award Period" means a period of one year.

  c. "Board" means the Board of Directors of the Company, except those members who are Employees.

  d. "Code" means the Internal Revenue Code of 1986, as amended.

  e. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more "outside directors," as defined in the regulations under Section 162(m) of the Code. In the event that one or more members of the Committee are determined not to comply with this requirement, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

  f. "Company" means Unocal Corporation.

  g. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of selected Peer Group Companies. The Committee shall, in its sole discretion, determine the basis for comparing stockholder returns.

  h. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

  i. "Fair Market Value" for Restricted Stock means the average of the closing prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the 30 consecutive trading days prior to the first day of the calendar year in which the Award is payable.

  j. "Future Year Value Creation" means the sum of (i) the present value of additions to oil and gas reserves through new commercial discoveries, (ii) the increase of the present value of existing assets due to accelerated development or commercialization and (iii) such other value additions as the Committee shall establish.

  k. "Holder" means an Employee of the Company who has deferred a portion of his Award into Restricted Stock.

  l. "Net Cash Provided by Operating Activities" means net cash provided by operating activities as determined in accordance with Statement of Financial Accounting Standards No. 95, Statement of Cash Flows.

  m. "Peer Group Companies" means those companies selected by the Committee for the purpose of comparing returns to stockholders during the Award Period.

  n. "Plan" means the Revised Incentive Compensation Plan, as amended from time to time.

  o. "Program" means the 1998 Management Incentive Program, as amended from time to time.

  p. "Restricted Stock" means Stock granted pursuant to the Plan.

  q. "Return on Capital Employed" or "ROCE" means the Company's net earnings generated relative to the total level of capital (debt and equity) utilized.

  r. "Stock" means shares of common stock of the Company as defined in Article Fourth of the Company's Certificate of Incorporation and such other stock as shall be substituted for such shares as provided in Section 8.

  s. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

3. Plan Duration

  The Plan shall have no fixed expiration date.

4. Administration

  The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct meetings in person or by telephone. The Committee may, in its discretion, delegate the authority to grant Awards under the Plan for Employees other than executive officers to a committee of the Board of Directors of the Company.

  No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

5. Determination of Bonus Pool and Awards

  The committee shall elect Employees to participate in the Plan. The bonus pool for each Award period shall be an amount equal to two percent (2%) of the Company's Net Cash Provided By Operating Activities during the Award Period. The aggregate amount of Awards paid, without giving effect to any augmentation upon deferral into restricted stock, under the Plan may not exceed this bonus pool.

  No later than 90 days following the beginning of each Award Period, the Committee shall establish the level of Awards for those executive officers whose compensation may be subject to the limitation on deductibility under
Section 162(m) of the Code, as determined by the Committee in its sole discretion. The amount of each such Award shall be expressed as a percentage of the bonus pool. The committee shall have the sole discretion to determine whether the full amount of such Awards will be paid to such participants and may reduce, but may not increase, the amount payable under an Award based on such criteria as the Committee, in its sole discretion may determine, which criteria may include, but shall not be limited to, one or more of the following: Comparative Return to Stockholders, ROCE, Future Year Value Creation and individual performance.

  The Committee shall also establish individual target Awards for the remaining participants based such criteria as the Committee, in its sole discretion may determine, which criteria may include, but shall not be limited to, one or more of the following: Comparative Return to Stockholders, ROCE, Future Year Value Creation and salary grade. Subject to the amount of the bonus pool available after payment of the Awards described in the preceding paragraph, the Committee shall have the sole discretion to determine the actual amounts paid out under these Awards, which amounts may be greater than or less than the target amounts, on the basis of factors such as, but not limited to, the following:

  a. Comparison of actual operational or financial results to plans or goals, adjusted for external factors such as changes in market prices,

  b. Individual performance of Employees selected to participate in the Plan, and

  c. Reasonableness of total cash compensation.

  Notwithstanding any other provision of the Plan, the maximum cash Award payable to a participant in the Plan in any calendar year shall be 0.25% of the Company's Net Cash Provided By Operating Activities for the calendar year or, if less, $2,000,000; provided, however, that any portion of an Award deferred in the form of Restricted Stock may be adjusted pursuant to Section 6.

6. Payment and Deferral of Awards

  Awards under the Plan shall be paid in cash from general funds of the Company in a manner to be prescribed by the Committee. An Award may be paid all or in part as Restricted Stock (a "Restricted Stock Award") as determined by the Committee or pursuant to an annual election of the recipient under such terms as the Committee may establish. In consideration for forgoing cash compensation, the Committee may, in its discretion, make a Restricted Stock Award with a total dollar value greater than the Award deferred, provided that any such increase shall not exceed 100% of the dollar value of the Award deferred. The number of shares of Restricted Stock issued in consideration of Awards deferred shall be based on Fair Market Value, after any such increase described above. The Committee may also permit participants in the Plan to defer payment of cash Awards pursuant to a cash deferral program on such terms, including interest which may be credited thereon, as the Committee may approve in its sole discretion.

  a. Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Restricted Stock Award, which shall be not less than four years. Each Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event of a public tender for all or any portion of the Stock of the Company; in the event that any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval; or if another situation exists that the Committee determines is similar thereto, the Committee may in its sole discretion change or eliminate the Restriction Period, and it may also include provisions for such events in the Restricted Stock Award.

  b. Other Terms and Conditions. Subject to the terms of the Plan, the Committee shall determine and may amend the terms and conditions applicable to any particular Restricted Stock Award. The Holder shall have the right to enjoy all stockholder rights during the Restriction Period with the exception that:

    (i) The Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Stock during the Restriction Period, except as permitted pursuant to Section 7(e).

    (ii) Any breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award, and any dividends withheld thereon.

    (iii) Cash and stock dividends may either be currently paid or withheld by the Company for the Holder's account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

  c. Termination of Employment. Unless the Committee determines otherwise, in the event a Holder terminates employment during a Restriction Period, a Restricted Stock Award will be subject to the following:

    (i) Termination determined by the Committee to be at the convenience of the Company and not for "cause" or for performance inadequacy:

    --The Restricted Stock Award would be payable in full and distributed as soon as practicable after termination.

    (ii) Resignation or discharge other than pursuant to Section 6(c)(i):

    --The Restricted Stock Award would be completely forfeited.

    (iii) Retirement, other than early retirement, pursuant to the Company retirement plan then in effect:

    --The Restricted Stock Award would be payable in full and distributed as soon as practicable after retirement.

    (iv) Early Retirement:

    --If at the Holder's request, the Restricted Stock Award would be completely forfeited.

    --If at the Company's request, the Restricted Stock Award would be payable in full and distributed as soon as practicable after retirement.

    (v) Death or Total and Permanent Disability:

    --The Restricted Stock Award would be payable in full and distributed as soon as practicable after death or disability.

  d. Distribution. Except as provided in Section 6 (a), in no event shall Stock be delivered prior to six months from the date of grant.

7. General

  a. Government and Other Regulations. The obligation of the Company to make payment of distributions under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

  b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments, and, in the case of Awards paid in Stock, the Employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is at least equal to the amount of such taxes. Valuation for this purpose shall be the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the first trading date following the Award or Restriction Period, unless the Committee determines that it is appropriate to value the Stock on some other date for this purpose.

  c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

  d. Beneficiaries. Any payment due under the Plan to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Committee. If no such beneficiary has been designated, payment shall be made to the participant's surviving spouse. If a participant does not designate a beneficiary or have a surviving spouse, payment shall be made to the participant's legal representative. A beneficiary designation may be changed or revoked by a participant at any time, provided the change or revocation is filed with the Committee.

  e. Nontransferability. A person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its sole discretion. The Committee, in its sole discretion, may permit transfers of Restricted Stock to an Employee's family members and entities (including trusts, corporations, partnerships, and limited liability companies) which are established for the exclusive benefit of or are owned solely by family members and may prescribe such rules and limitations as it deems appropriate regarding such transfers, taking into account tax considerations, the impact of Section 16 of the Securities Exchange Act of 1934, the need to register shares under the Securities Act of 1933 and any applicable State Blue Sky Laws, and any other relevant considerations.

  f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

  g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

  h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary, unless specifically so provided under such plan.

  i. Lapse of Awards. To the extent a Restricted Stock Award lapses or the rights of its Holder terminate or are forfeited, any shares of Stock subject to such Award which are forfeited shall again be available to be granted as an Award. Upon satisfaction of tax withholding obligations in connection with any payment made or benefit realized under this Plan by the transfer or relinquishment of Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Stock actually issued or transferred by the Company less the number of shares of Stock so transferred or relinquished.

  j. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

  k. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

  l. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

8. Changes in Capital Structure

  Restricted Stock Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

9. Amendments and Termination

  The Board may at any time terminate the Plan, and with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not permit the granting of an Award to a person who is not an Employee or increase the maximum number of shares which may be issued pursuant to Restricted Stock Awards under the Plan or Program, except as provided in Section 8.

LONG-TERM INCENTIVE PLAN OF 1998

1. General Description

  The Long-Term Incentive Plan of 1998 provides for granting Nonqualified Stock Options, Restricted Stock Awards, Performance Shares and Performance Bonuses. The Plan succeeds the Unocal Long-Term Incentive Plans of 1985 and 1991, with certain grants under the 1985 and 1991 Plans subject to the provisions of the 1998 Plan as described herein.

2. Definitions

  The following definitions shall be applicable throughout the Plan but shall not be deemed to apply in other contexts unless specifically provided otherwise:

  a. "Award" means, individually or collectively, any Nonqualified Stock Options, Restricted Stock Award, Performance Share Award or Performance Bonus Award.

  b. "Award Period" means the period of time (which shall be not less than four years) used to determine any payments of Performance Share Awards or Performance Bonus Awards.

  c. "Board" means the Board of Directors of the Company, except those members who are Employees.

  d. "Cause" means (i) conduct or action by a Holder which, in the opinion of the Committee, is materially harmful to the Company; (ii) willful failure by a Holder to follow an order of the Board, except in such case where the Holder believes in good faith that following such order would be materially detrimental to the interests of the Company; (iii) a Holder's conviction of a felony; or (iv) performance by a Holder which, in the opinion of the Committee, falls below the reasonable expectations of the Company.

  e. "Change of Control" means:

    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change of
  Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) of this Section 2(e); or

    (ii) Individuals who, as of June 1, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 1, 1998 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination,
  (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

  f. "Code" means the Internal Revenue Code of 1986, as amended.

  g. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more "outside directors," as defined in the regulations under Section 162(m) of the Code. In the event that one or more members of the Committee are determined not to comply with this requirement, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

  h. "Company" means Unocal Corporation.

  i. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of a selected group of Peer Group Companies. The Committee shall, in it sole discretion, determine the basis for comparing stockholder returns.

  j. "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

  k. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

  l. "Fair Market Value" means:

    (i) For Options and Performance Bonus Awards, the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations on a specified date.

    (ii) For Performance Share Awards, the average of the closing prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the 30 consecutive trading days prior to the "Valuation Date." The "Valuation Date" for the purpose of granting Performance Share Awards shall be the first day of the calendar year in which the Award is made. The "Valuation Date" for the purpose of Performance Share payments shall be the trading day on which the Committee approves the payment.

  m. "Holder" means an Employee of the Company or a Subsidiary who has been granted an Option, a Restricted Stock Award, a Performance Share Award or a Performance Bonus Award.

  n. "Option" or "Nonqualified Stock Option" means an Award granted under
Section 7.

  o. "Peer Group Companies" means those companies selected by the Committee, in its sole discretion, for the purpose of comparing returns to stockholders during the Award Period.

  p. "Performance Bonus" means an Award granted under Section 10.

  q. "Performance Share" means an Award granted under Section 8.

  r. "Plan" means the Long-Term Incentive Plan of 1998, as amended from time to time.

  s "Program" means the 1998 Management Incentive Program, as amended from time to time.

  t. "Restricted Stock Award" means an Award granted under Section 9.

  u. "Retirement" means termination of employment on or after "normal retirement age" as defined in the Company's retirement plan then in effect.

  v. "Stock" means shares of common stock of the Company as defined in Article Fourth of the Company's Certificate of Incorporation and such other stock as shall be substituted for such shares as provided in Section 12.

  w. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

  x. "Voluntary Termination" means any termination of employment by a Holder prior to Retirement other than a termination without Cause or a termination due to death or disability.

3. Effective Date and Duration

  The Plan shall be effective on June 1, 1998. Subject to the provisions of
Section 13, Awards may be made as provided herein for a period of ten years.

  The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

4. Administration

  The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct its meetings in person or by telephone. The Committee may, in its discretion, delegate the authority to grant Awards under the Plan for Employees other than executive officers to a committee of the Board of Directors of the Company.

  No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

5. Grant of Options, Restricted Stock Awards, and Performance Share Awards:
   Shares Subject to the Plan

  The Committee may, from time to time, grant and amend Awards to Employees in accordance with the provisions of the Plan; provided however that:

  a. Subject to Section 12, the aggregate number of shares of Stock made subject to Awards under the Plan may not exceed 4,750,000 shares. All shares which were not previously subject to grants under the Long Term Incentive Plans of 1985 and 1991 shall be canceled.

  b. To the extent an Award lapses or the rights of its Holder terminate or are forfeited, any shares of Stock subject to such Award which are not exercised or are forfeited shall again be available to be granted as an Award. Upon the full or partial payment of any option price by the transfer to the Company of Stock or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Stock actually issued or transferred by the Company less the number of shares of Stock so transferred or relinquished.

  c. Stock delivered by the Company in settlement under the Plan may be from the Company's authorized and unissued Stock or Stock purchased on the open market or by private purchase.

  d. Except as provided in Sections 7(d)(v), 8(c) or 9(a), the Company shall not distribute Stock until six months have elapsed from the date of the Award under the Plan.

  e. Awards may contain such other provisions as the Committee may determine which are not inconsistent with the terms of the Plan.

6. Eligibility

  All Employees of the Company and its Subsidiaries (including officers or Employees who are members of the Board of Directors) shall be eligible to be granted Awards under the Plan.

7. Stock Options

  One or more Options may be granted to any Employee. No person may be granted during any 12-month period Options to acquire more than 100,000 shares of Stock under this Plan. Each Option so granted shall be subject to the following conditions:

  a. Option Price. The option price per share of Stock shall be set by the grant, but shall be not less than Fair Market Value on the Date of Grant.

  b. Form of Payment. At the time of the exercise of the Option, the option price shall be payable in a combination of cash and/or shares of Stock acceptable to the Committee valued at the Fair Market Value as of the date the Option is exercised, including (if permitted by the Company) proceeds from the sale of Stock acquired by exercise of the Option (a cashless exercise).

  c. Restrictions on Shares Acquired. The Committee may impose restrictions for a specified period (the "Restriction Period") on a portion or all of the shares acquired through exercise of Options in order to promote the share ownership objectives of the Plan.

  d. Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option containing provisions determined by the Committee, which shall include the following terms and conditions:

    (i) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the grant.

    (ii) Every share purchased through the exercise of an Option shall be paid for in full prior to delivery of stock or, if permitted by the Company, through a cashless exercise. Each Option shall cease to be exercisable, as to any share, when the Holder purchases the share or when the Option lapses.

    (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder, his guardian or legal representative, except as permitted pursuant to Section 11(e).

    (iv) In consideration for the granting of each Option, the Holder shall agree to remain in the employment of the Company or one or more of its Subsidiaries at the pleasure of the Company or such Subsidiary for a continuous period of at least one year after the Date of Grant. At the discretion of the Committee, this requirement may be waived if the Holder during said one-year period becomes incapacitated or enters the active service of the military forces of the United States or other United States service connected with national defense activities. The Holder agrees that during such employment, he will devote his entire time, energy and skills to the service and interest of the Company or such Subsidiary subject to vacations, sick leave, and other absences in accordance with the regular policies of the Company and its Subsidiaries.

    (v) Notwithstanding any other provision of the Plan, in the event of a public tender for all or any portion of the Stock of the Company; in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion declare outstanding Options to be immediately exercisable, and it may also include provisions for such events in the Stock Option Agreement.

    (vi) The Committee may in its sole discretion declare that outstanding Options which are immediately exercisable, but have not been exercised, will terminate upon (i) a dissolution of the Company, (ii) a merger, reorganization, consolidation or similar event that the Company does not survive, or (iii) the consummation of a merger, reorganization, consolidation or similar event approved by the Board of Directors, and it may also include provisions for such events in the Stock Option Agreement.

  e. Other Terms and Conditions. Each Option shall become exercisable in such manner (which may include cumulative annual or other installments) on or after such date or dates and within such period or periods, not to exceed ten years from its Date of Grant, as set forth in the Stock Option Agreement.

8. Performance Shares

  All outstanding grants of Performance Share Awards under the Long-Term Incentive Plans of 1985 and 1991 shall be subject to the terms of this Plan, subject to any required consent of the Holder.

  a. Awards. Grants of Performance Shares may be made by the Committee during the term of the Plan, which shall be credited to a Performance Share account to be maintained for each such

Holder. Each Performance Share shall have a value equivalent to one share of Stock of the Company. Grants of Performance Shares shall be deemed to have been made on January 1 of the calendar year in which grants are made. In determining the size of Awards, the Committee may take into account a Holder's responsibility level, performance, potential, cash compensation level, and the Fair Market Value of the Company's Stock at the time of Awards, as well as such other considerations as it deems appropriate. No person may receive more than 30% of the aggregate number of Performance Shares granted or more than 25,000 Performance Shares in any 12-month period.

  b. Right to Payment of Performance Shares. Following the end of the Award Period, the Committee shall establish and determine a percentage by which the Performance Shares awarded shall be multiplied, based on the Company's Comparative Return to Stockholders, and each Holder's Performance Shares shall be multiplied by that percentage ("Payout Shares"). In no event shall such percentage exceed 200%.

  Each Holder of Performance Shares shall be entitled at the end of an Award Period to a dollar amount equal to the Fair Market Value of his Payout Shares as of the Valuation Date. In no event shall the Fair Market Value of the Payout Shares exceed 400% of the Fair Market Value of the initial Award of Performance Shares.

  c. Timing and Form of Payment. No payment of Performance Shares shall be made prior to the end of an Award Period, but shall be made as soon as practicable thereafter. The Committee may authorize payment in a combination of cash and/or Stock, as it deems appropriate. Stock may be withheld to satisfy the tax obligations resulting from the Award. Stock delivered in payment of Performance Shares may be shares purchased for the account of the Holder or authorized and unissued shares, or any combination thereof. The number of shares of Stock to be paid in lieu of cash will be determined by dividing the portion of the payment not paid in cash by:

    (i) The average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations on the date on which the shares are issued, or

    (ii) The price per share paid for shares purchased for a Holder's account should the Company purchase shares on behalf of a Holder.

  Notwithstanding any other provision of the Plan, in the event of any public tender for all or any part of the Stock of the Company; in the event that any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion declare any Award Period ended as of a specific date and accelerate full payments of such Awards accordingly, and it may also include provisions for such events in the Performance Share Award. The Committee shall determine a Comparative Return to Stockholders for the reduced Award Period.

  d. Termination of Employment. In the event a Holder terminates employment during an Award Period, payout would be as follows:

    (i) Termination determined by the Committee to be at the convenience of the Company and not for Cause or for performance inadequacy:

    --Payout would be at the end of the Award Period and prorated for service during the period.

    (ii) Resignation or discharge other than pursuant to Section 8(d)(i):

    --The Award would be completely forfeited.

    (iii) Retirement:

    --Payout would be at the end of the Award Period and prorated for service during the period.

    (iv) Early retirement:

    --If at the Holder's request, the Award would be completely forfeited.

    --If at the Company's request, payout would be at the end of the Award
      Period and prorated for service during the period.

    (v) Death or Total and Permanent Disability:

    --Payout would be at the end of the Award Period and prorated for service during the period.

9. Restricted Stock Awards

  a. Restriction Period. A Restricted Stock Award may be granted by the Committee to any Employee. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award which shall be not less than four years. Each Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event of a public tender for all or any portion of the Stock of the Company; or in the event that any proposal to merge, consolidate, or otherwise combine the Company with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion change or eliminate the Restriction Period, and it may also include provisions for such events in the Restricted Stock Award.

  b. Other Terms and Conditions. Subject to the terms of the Plan, the Committee shall determine the terms and conditions applicable to any particular grant of a Restricted Stock Award. The Holder shall have the right to enjoy all stockholder rights during the Restriction Period with the exception that:

    (i) The Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Stock during the Restriction Period, except as permitted pursuant to Section 11(e).

    (ii) Any breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award, and any dividends withheld thereon.

    (iii) Cash and stock dividends may either be currently paid or withheld by the Company for the Holder's account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

  c. Termination of Employment. Unless the Committee determines otherwise, in the event a Holder terminates employment during a Restriction Period, a Restricted Stock Award will be subject to the following:

    (i) Termination determined by the Committee to be at the convenience of the Company and not for Cause or for performance inadequacy:

    --The Restricted Stock Award would be prorated for service during the Restriction Period and would be distributed as soon as practicable following termination.

    (ii) Resignation or discharge other than pursuant to Section 9(c)(i):

    --The Restricted Stock Award would be completely forfeited.

    (iii) Retirement:

    --The Restricted Stock Award would be prorated for service during the Restriction Period and would be distributed as soon as practicable following retirement.

    (iv) Early retirement:

    --If at the Holder's request, the Restricted Stock Award would be completely forfeited.

    --If at the Company's request, the Restricted Stock Award would be prorated for service during the Restriction Period and would be distributed as soon as practicable following early retirement.

    (v) Death or Total and Permanent Disability:

    --The Restricted Stock Award would be prorated for service during the Restriction Period and distributed as soon as practicable following death or disability.

10. Performance Bonuses

  a. Awards. Grants of Performance Bonus Awards may be made by the Committee during the term of the Plan. Each Performance Bonus Award shall represent the right to be paid a cash bonus if the goal or goals based on the Company's Comparative Return to Stockholders for the Award Period are satisfied. Grants of Performance Bonus Awards shall be deemed to have been made on January 1 of the calendar year in which grants are made. At the time of granting a Performance Bonus Award, the Committee shall establish (i) the goal or goals based in part on the Company's Comparative Return to Stockholders and changes to the price of the Company's common stock, (ii) a matrix to be used to determine the cash amount, if any, that will be paid based on the extent that such goal or goals are not achieved. In determining the range of possible Performance Bonuses, the Committee may take into account a Holder's responsibility level, cash compensation level, and the Fair Market Value of the Company's Stock at the time of granting the Performance Bonus Awards, as well as such other considerations as it deems appropriate. The maximum Performance Bonus that may be paid to any person for any four-year Award Period shall be $6.5 million. The maximum Performance Bonus that may be paid to any person for any Award Period that is longer than four years shall be $1.625 million multiplied by the number of years in such Award Period.

  b. Right to Payment of Performance Bonus. Following the end of the Award Period, the Committee shall determine the amount of each Holder's Performance Bonus in accordance with the performance matrix. In no event shall such percentage exceed 100%.

  c. Timing and Form of Payment. No payment of Performance Bonuses shall be made prior to the end of an Award Period, but shall be made as soon as practicable thereafter.

  Notwithstanding any other provision of the Plan, in the event of a Change in Control of the Company, the Committee shall declare any Award Period ended as of the date of the Change in Control and accelerate payments of such Performance Bonus Awards. The Committee shall determine the Comparative Return to Stockholders and other factors in the matrix for the reduced Award Period and the amount of Performance Bonuses payable based on such Comparative Return to Stockholders, the change to the price of the Company's common stock, and other performance criteria as if the full Award Period had been completed; provided, however, that in no event shall a Holder's Performance Bonus be less than 50% of the maximum amount under the Performance Bonus Award.

  d. Termination of Employment. In the event a Holder terminates employment during an Award Period for a reason other than a Voluntary Termination or is terminated without Cause, in either case as determined by the Committee, the Performance Bonus Award shall remain outstanding and the Holder shall receive the same Performance Bonus at the end of the Award Period based on the Company's Comparative Return to Stockholders as if the Holder had remained employed during the full Award Period.

  If a Holder terminates employment during an Award Period in a Voluntary Termination or is terminated for Cause, in either case as determined by the Committee, such Holder's Performance Bonus Award shall be forfeited.

11. General

  a. Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock paid under the Plan. If the Stock issued under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

  b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments, and, in the case of Awards paid in Stock, the Employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is at least equal to the amount of such taxes. Valuation for this purpose shall be the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the first trading date following the Restriction Period, unless the Committee determines that it is appropriate to value the Stock on some other date for this purpose.

  c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

  d. Beneficiaries. Any payment of Awards due under this Plan to a deceased Holder shall be paid to the beneficiary designated by the Holder and filed with the Company. If no such beneficiary has been designated, payment shall be made to the Holder's surviving spouse. If the Holder has not designated a beneficiary and has no surviving spouse, payment shall be made to the Holder's legal representative. A beneficiary designation may be changed or revoked by a Holder at any time, provided the change or revocation is filed with the Committee.

  e. Nontransferability. A Holder's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its sole discretion. The Committee, in its sole discretion, may permit transfers of Options, Performance Shares and/or Restricted Stock Awards to an Employee's family members and entities (including trusts, corporations, partnerships, and limited liability companies) which are established for the exclusive benefit of or are owned solely by family members and may prescribe such rules and limitations as it deems appropriate regarding such transfers, taking into account tax considerations, the impact of Section 16 of the Securities Exchange Act of 1934, the need to register shares under the Securities Act of 1933 and any applicable State Blue Sky Laws, and any other relevant considerations.

  f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

  g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

  h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under a pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

  i. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

  j. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

  k. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12. Changes in Capital Structure

  Options, Restricted Stock Awards, Performance Share Awards, Performance Bonus Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Options or Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan and Program may be appropriately adjusted by the Committee, whose determination shall be conclusive.

13. Amendments and Termination

  The Board may at any time terminate the Plan and, with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

  a. Increase the maximum number of shares which may be issued under the Plan or Program, or the maximum number of shares which may be granted as Restricted Stock Awards under the Plan or Program, except as provided in Section 12 or increase the maximum cash bonus payable under a Performance Bonus Award under the Plan;

  b. Change the minimum option price for Options; or

  c. Extend the termination date of the Plan.

1998 PERFORMANCE STOCK OPTION PLAN

1. General Description

  The 1998 Performance Stock Option Plan provides for granting Nonqualified Stock Options and Tandem Limited Stock Appreciation Rights to senior management and other key Employees of the Company.

2. Definitions

  The following definitions shall be applicable throughout the Plan:

  a. "Average Fair Market Value" means the average of the Fair Market Values of the Stock on each trading day within the specified period.

  b. "Award" means, individually or collectively, any Nonqualified Stock Options and/or Tandem Limited Stock Appreciation Rights.

  c. "Board" means the Board of Directors of the Company, except those members who are Employees.

  d. "Change in Control Event" means an event which is defined in Section 7(d)(vi).

  e. "Code" means the Internal Revenue Code of 1986, as amended.

  f. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more "outside directors," as defined in the regulations under Section 162(m) of the Code. In the event that one or more members of the Committee are determined not to comply with this requirement, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

  g. "Company" means Unocal Corporation.

  h. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of a selected group of Peer Group Companies. The Committee shall, in it sole discretion, determine the basis for comparing stockholder returns.

  i. "Conversion Date" means a date which is defined in Section 7 or 9.

  j. "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

  k. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

  l. "Fair Market Value" means the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations on a specified date.

  m. "Grant Agreement" means an agreement which sets forth the terms of an Award of a Performance Stock Option and/or Tandem Limited Stock Appreciation Right to an eligible Employee pursuant to the Plan.

  n. "Holder" means an Employee of the Company or a Subsidiary who has been granted a Performance Stock Option and/or Tandem Limited Stock Appreciation Right.

  o. "Initial Award" means an Award of a Performance Stock Option and Tandem Limited Stock Appreciation Right with a Date of Grant of March 30, 1998.

  p. "Option," "Nonqualified Stock Option" or "Performance Stock Option" means an Award granted under Section 7 or 9.

  q. "Peer Group Companies" means those companies selected by the Committee, in its sole discretion, for the purpose of comparing returns to stockholders during the Performance Period.

  r. "Performance Condition" means a performance condition for exercise of an Option which is established under Section 7 or 9.

  s. "Performance Period" means a period which is defined in Section 7 or 9.

  t. "Plan" means the 1998 Performance Stock Option Plan, as amended from time to time.

  u. "Stock" means shares of common stock of the Company as defined in Article Fourth of the Company's Certificate of Incorporation and such other Stock as shall be substituted for such shares as provided in Section 11.

  v. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

  w. "Tandem Limited Stock Appreciation Right" or "TLSAR" means an Award granted under Section 8 or 9.

  x. "Vesting Condition" means a vesting condition for exercise of an Option which is established under Section 7 or 9.

3. Effective Date and Duration

  The Plan shall be effective on March 30, 1998. Subject to the provisions of
Section 12, Awards may be made as provided herein for a period of five years.

  The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

4. Administration

  The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct meetings in person or by telephone.

  No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

5. Grant of Performance Stock Options and Tandem Limited Stock Appreciation
   Rights: Shares Subject to the Plan

  The Committee may, from time to time, grant and amend Awards to eligible Employees in accordance with the provisions of the Plan; provided, however, that:

  a. Subject to Section 11, the aggregate number of shares of Stock made subject to Awards under this Plan may not exceed 3,500,000 shares.

  b. To the extent an Award lapses or the rights of its Holder terminate or are forfeited, any shares of Stock subject to such Award which are not exercised or are forfeited shall again be available to be granted as an Award; provided, however, that any shares of Stock which are subject to Options which terminate due to failure to satisfy the Performance Conditions established for exercise of the Options shall not be available to be the subject of another Award. Upon the full or partial payment of any option price by the transfer to the Company of Stock or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Stock actually issued or transferred by the Company less the number of shares of Stock so transferred or relinquished.

  c. Stock delivered by the Company in settlement under the Plan may be from the Company's authorized and unissued Stock or Stock purchased on the open market or by private purchase.

  d. Except as provided in Sections 7(e)(v), 8, or 9(f ) or (g), the Company shall not distribute Stock until six months have elapsed from the date of the Award under the Plan.

6. Eligibility

  Senior management and other key Employees of the Company and its Subsidiaries (including officers or Employees who are members of the Board) shall be eligible to be granted Awards under the Plan.

7. Performance Stock Options

  One or more Performance Stock Options may be granted to any eligible Employee. No person may be granted during any 36-month period Performance Stock Options to acquire more than 750,000 shares of Stock under this Plan. Each Performance Stock Option so granted shall be subject to the following conditions:

  a. Option Price. The option price per share of Stock for a Performance Stock Option shall be set by the grant, but shall represent a premium of at least 25% over the Fair Market Value on the Date of Grant, as determined by the Committee in its sole discretion.

  b. Form of Payment. At the time of the exercise of the Option, the option price shall be payable in a combination of cash and/or shares of Stock acceptable to the Committee valued at the Fair Market Value as of the date the Option is exercised, including (if permitted by the Company) proceeds from the sale of Stock acquired by exercise of the Option (a cashless exercise).

  c. Performance Conditions and Performance Period. The Committee shall establish the Performance Conditions and Performance Period for each Option granted under this Plan. The Performance Conditions may be based on increases in the Fair Market Value of the Company's Stock and/or Comparative Return to Stockholders during the Performance Period. A Performance Condition established for the Option must be satisfied during the Performance Period in order for the Holder to become entitled to exercise all or any portion of the Option. Otherwise, the Option shall terminate and be forfeited at the end of the Performance Period.

  d. Vesting Conditions. The Committee shall impose Vesting Conditions for each Option which must be satisfied in order for the Holder to become entitled to exercise all or any portion of the Option. Unless the Committee provides otherwise, the Vesting Condition for an Option will be satisfied if the Holder remains in employment with the Company or a Subsidiary from the Date of Grant until the end of the Performance Period for the Option, and in the event the Holder terminates employment during the Performance Period, the Option will be subject to the following:

    (i) Termination determined by the Committee to be at the convenience of the Company and not for "cause" or for performance inadequacy:

    --The Vesting Condition would be satisfied for a portion of the shares subject to the Option prorated for service during the Performance Period, and the balance of the shares subject to the Option would be forfeited.

    (ii) Resignation or discharge other than pursuant to Section 7(d)(i):

    --The Option would be completely forfeited.

    (iii) Retirement, other than early retirement, pursuant to the Company retirement plan then in effect:

    --The Vesting Condition would be satisfied for a portion of the shares subject to the Option prorated for service during the Performance Period, and the balance of the shares subject to the Option would be forfeited.

    (iv) Early Retirement:

    --If at the Holder's request, the Option would be completely forfeited.

    --If at the Company's request, the Vesting Condition would be satisfied for a portion of the shares subject to the Option prorated for service during the Performance Period, and the balance of the shares subject to the Option would be forfeited.

    (v) Death or Total and Permanent Disability:

    --The Vesting Condition would be satisfied for a portion of the shares subject to the Option prorated for service during the Performance Period, and the balance of the shares subject to the Option would be forfeited.

  e. Grant Agreement. Each Performance Stock Option granted under the Plan shall be evidenced by a Grant Agreement between the Company and the Holder of the Option containing provisions determined by the Committee, which shall include the following terms and conditions:

    (i) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the grant.

    (ii) Every share purchased through the exercise of an Option shall be paid for in full prior to delivery of stock or, if permitted by the Company, through a cashless exercise. Each Option shall cease to be exercisable, as to any share, when the Holder purchases the share or when the Option lapses.

    (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder, his guardian or legal representative, except as permitted pursuant to Section 10(e).

    (iv) In consideration for the granting of each Option, the Holder shall agree to remain in the employment of the Company or one or more of its Subsidiaries at the pleasure of the Company or such Subsidiary for a continuous period of at least one year after the Date of Grant. At the discretion of the Committee, this requirement may be waived if the Holder during said one-year period becomes incapacitated or enters the active service of the military forces of the United

  States or other United States service connected with national defense activities. The Holder agrees that during such employment, he will devote his entire time, energy and skills to the service and interest of the Company or such Subsidiary subject to vacations, sick leave, and other absences in accordance with the regular policies of the Company and its Subsidiaries.

    (v) Notwithstanding any other provision of the Plan, in the event of a public tender for all or any portion of the Stock of the Company; in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion declare outstanding Options for which the Performance Conditions have been or are thereafter satisfied to be immediately exercisable, and it may also include provisions for such events in the Grant Agreement. Any such event which causes an outstanding Option to be immediately exercisable shall be referred to in the Plan as a "Change in Control Event" and shall be deemed to satisfy the Vesting Conditions for the Option (except for any portion of the shares originally subject to the Option which have previously been forfeited).

    (vi) All Options granted under this Plan shall automatically terminate to the extent not previously exercised upon (i) a dissolution of the Company,
  (ii) a merger, reorganization, consolidation or similar event that the Company does not survive, or (iii) the consummation of a merger, reorganization, consolidation or similar event approved by the Board which the Board determines to be a Change in Control Event. The date upon which any such event occurs shall be referred to in the Plan as a "Conversion Date."

  f. Other Terms and Conditions. Each Option shall become exercisable in such manner on or after such date or dates and within such period or periods, not to exceed ten years from its Date of Grant, as set forth in the Grant Agreement. An Option shall not become exercisable until the Performance Conditions and Vesting Conditions for the Option have been satisfied, and, unless the Grant Agreement provides otherwise, may not be exercised before the end of the Performance Period for the Option. Unless the Grant Agreement provides otherwise, an Option which is exercisable following termination of employment shall remain exercisable until the end of the original term of the Option.

8. Tandem Limited Stock Appreciation Rights

  The Committee has the power and sole discretion to grant Tandem Limited Stock Appreciation Rights ("TLSARs") to eligible Employees in conjunction with Options granted under the Plan. Each TLSAR so granted shall be subject to the following conditions:

  a. Grant of TLSAR: Grant Price and Number of Shares. The grant price and number of shares of Stock subject to a TLSAR granted in conjunction with an Option shall be set forth in the Grant Agreement for the Award. The grant price per share of Stock for a TLSAR shall not be less than the Fair Market Value on the Date of Grant.

  b. Termination Date of TLSAR. A TLSAR shall terminate on the earlier of the following dates:

    (i) The date on which the related Option is exercised, with respect to the same percent of shares of Stock subject to the TLSAR as the percent of shares of Stock subject to the related Option which were exercised.

    (ii) The date on which the related Option lapses or is terminated or forfeited, unless the TLSAR is payable on such date.

  In the event of the termination of employment of a Holder, a TLSAR shall be forfeited with respect to the same percent of shares of Stock subject to the TLSAR as the percent of shares of Stock subject to the related Option which were forfeited on account of such termination of employment.

  c. Timing and Form of Payment for TLSAR. Each TLSAR which has not otherwise terminated or been forfeited shall become immediately vested and payable upon the occurrence of a Conversion Date. The Holder shall be entitled to receive payment from the Company equal to the amount determined by multiplying (i) times (ii):

    (i) The amount by which the Fair Market Value of a share of Stock on or immediately prior to the Conversion Date exceeds the grant price of the TLSAR.

    (ii) The number of shares of Stock with respect to which the TLSAR is payable.

  Each TLSAR shall be paid in cash, provided that if any such payment would cause a Change in Control Event to be ineligible for pooling of interests accounting under APB No. 16, which transaction but for such payment otherwise would have been eligible to receive such accounting treatment, any TLSAR shall be paid in shares of Stock having a Fair Market Value equal to the cash amount foregone.

  d. Grant Agreement. Each Tandem Limited Stock Appreciation Right granted under the Plan in conjunction with an Option shall be evidenced by the Grant Agreement between the Company and the Holder of the Option and TLSAR containing provisions determined by the Committee. The Grant Agreement shall provide that TLSARs shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be payable during the Holder's lifetime only to the Holder, his guardian or legal representative, except as permitted pursuant to Section 10(e).

9. Initial Awards of Performance Stock Options and Tandem Limited Stock Appreciation Rights

  The Initial Awards under the Plan were granted by the Committee, subject to approval of the Plan by the Company's stockholders in compliance with the requirements of the New York Stock Exchange, on March 30, 1998, which shall be the Date of Grant for the Initial Awards. The Initial Awards of Performance Stock Options and Tandem Limited Stock Appreciation Rights shall be subject to the following conditions:

  a. Option Price for Performance Stock Options. The option price per share of Stock for Initial Awards of Options shall be the greater of:

    (i) $50.00, or

    (ii) a price 33 1/3% above the Average Fair Market Value of the Stock during the period from January 26, 1998 to May 29, 1998, including such beginning and ending dates.

  b. Performance Period. The Performance Period for Initial Awards of Options shall be the period of time beginning on the Date of Grant and ending on the third anniversary of the Date of Grant for such Options.

  c. Performance Conditions. The Performance Conditions for Initial Awards of Options will be satisfied if the Company's Stock achieves either (i) a certain Stock price or (ii) a certain Comparative Return to Stockholders, as each is specified below, during the Performance Period:

    (i) Stock Price. The Fair Market Value of the Stock has been equal to or greater than the option price for ten trading days (occurring within any period of twenty consecutive trading days) during the Performance Period.

    (ii) Comparative Return to Stockholders. The Comparative Return to Stockholders places the Company in the top quartile (75th percentile or above) of the Peer Group Companies for the Performance Period, as determined by the Committee.

  d. Vesting Conditions. The Vesting Conditions for Options set forth in
Section 7(d) shall apply to Initial Awards of Options.

  e. Exercise Period. If the Performance Condition is satisfied, vested Options under Initial Awards may be exercised from the first day after the end of the Performance Period through the tenth anniversary of the Date of Grant of such Initial Awards.

  f. Change in Control Event. Upon the occurrence of a Change in Control Event, the Vesting Conditions of Options under Initial Awards shall be waived, and, if the Performance Condition has been satisfied, such Options may be immediately exercised. If the Performance Conditions have not yet been satisfied, such Options may be exercised immediately upon satisfaction of the Performance Conditions. For Initial Awards, a Change in Control Event shall include the following:

    (i) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

    (ii) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with one or more entities that are not Subsidiaries or other controlled affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by Subsidiaries or other controlled affiliates of the Company);

    (iii) Approval by the stockholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity that is not a Subsidiary or other controlled affiliate;

    (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a Subsidiary or other controlled affiliate and other than an employee benefit plan sponsored by the Company or any of its Subsidiaries or controlled affiliates, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, and except pursuant to customary forms of revocable proxies used in connection with annual meetings of stockholders), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

    (v) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board of Directors cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

For purposes of clause (iv) above, a person shall be deemed to have the right to acquire outstanding securities immediately prior to the actual acquisition of the securities if the securities are acquired pursuant to a tender or exchange offer subject to Section 14(d) of the Exchange Act.

  g. TLSARs. TLSARs shall be granted in tandem with Options pursuant to Initial Awards and shall be subject to the terms and conditions of Section 8 of the Plan. The grant price and number of shares of Stock subject to TLSARs granted pursuant to Initial Awards shall be set forth in the Grant Agreement. TLSARs will be granted for a number of shares of Stock equal to (i) 0.53 times (ii) the number of shares of Stock under the related Performance Stock Option. The grant price per share of Stock for the TLSARs will be the greater of (i) $38.6875 or (ii) the Fair Market Value on the Date of Grant.

  h. Grant Agreement. The Grant Agreements for Initial Awards shall contain such provisions as the Committee may determine, which shall include the terms and conditions set forth in Sections 7(e) and 8(d) of the Plan.

10. General

  a. Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock paid under the Plan. If the Stock issued under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

  b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments, and, in the case of Awards paid in Stock, the Employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is at least equal to the amount of such taxes. Valuation for this purpose shall be the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the applicable date as determined by the Committee.

  c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

  d. Beneficiaries. Any payment of Awards due under this Plan to a deceased Holder shall be paid to the beneficiary designated by the Holder and filed with the Committee. If no such beneficiary has been designated, payment shall be made to the Holder's surviving spouse. If the Holder has not designated a beneficiary and has no surviving spouse, payment shall be made to the Holder's legal representative. A beneficiary designation may be changed or revoked by a Holder at any time, provided the change or revocation is filed with the Committee.

  e. Nontransferability. A Holder's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its sole discretion. The Committee, in its sole discretion, may permit transfers of Options and/or TLSARs to an Employee's family members and entities (including trusts, corporations, partnerships, and limited liability companies) which are established for the exclusive benefit of or are owned solely by family members and may prescribe such rules and limitations as it deems appropriate regarding such transfers, taking into account tax considerations, the impact of Section 16 of the Securities Exchange Act of 1934, the need to register shares under the Securities Act of 1933 and any applicable State Blue Sky Laws, and any other relevant considerations.

  f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

  g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

  h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under a pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

  i. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

  j. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

  k. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

11. Changes in Capital Structure

  Options, TLSARs and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Options or Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

12. Amendments and Termination

  The Board may at any time terminate the Plan and, with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

  a. Increase the maximum number of shares which may be issued under the Plan, except as provided in Section 11;

  b. Change the minimum option price for Options or minimum grant price for TLSARs; or

  c. Extend the termination date of the Plan.

                                           Unocal Corporation
                                           C/O Chasemellon Shareholder Services
                                           P.O. Box 1474, Church Street Station
                                           New York, NY 10277-1474

                                 UNOCAL [LOGO]

                                           Board of Directors Proxy
                                           2000 ANNUAL MEETING OF STOCKHOLDERS

Timothy H. Ling and Dennis P.R. Codon, or either of them, with full power of substitution, are hereby appointed by the signatory of this Proxy to vote all shares of Common Stock held by the signatory on March 28, 2000, at the May 22, 2000 Annual Meeting of Stockholders of Unocal Corporation, and any adjournment thereof, on each of the items on the reverse side and in accordance with the directions given there and, in their discretion, on all other matters that may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1,2,3, AND 4 AND AGAINST ITEM 5.

                         (CONTINUED, AND TO BE DATED AND SIGNED ON REVERSE SIDE)

                            -FOLD AND DETACH HERE-



                     YOUR VOTE IS IMPORTANT TO THE COMPANY


                         PHONE IN YOUR VOTE USING THE
                       INSTRUCTIONS ON THE REVERSE SIDE

                                       OR

                          MAIL IN YOUR VOTE USING THE
                         ENCLOSED POSTAGE-PAID ENVELOPE


UNOCAL [LOGO]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2000
ANNUAL MEETING OF STOCKHOLDERS OF UNOCAL CORPORATION

Please mark your votes as indicated in this example [X]

        THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1, 2, 3 AND 4
-----------------------------------------------------------------------------------------------------------
Item 1:  Election of the following nominees as     FOR ALL         WITHHOLD AUTHORITY
         directors for three-year terms to         Nominees [_]    to vote for all nominees [_]
         expire in 2003:

         (01) John W. Amerman
         (02) Roger C. Beach                       WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):
         (03) John W. Creighton, Jr.
         (04) Kevin W. Sharer                      --------------------------------------------------------

Item 2:  Ratification of appointment of PricewaterhouseCoopers LLP                   FOR           AGAINST          ABSTAIN
         as independent accountants                                                  [_]             [_]              [_]

Item 3:  Approval of 2000 Executive Stock Purchase Program                           FOR           AGAINST          ABSTAIN
                                                                                     [_]             [_]              [_]

Item 4:  Approval of amendments to 1998 Management Incentive Program                 FOR           AGAINST          ABSTAIN
                                                                                     [_]             [_]              [_]

---------------------------------------------------------------------------------------------------------------------------
The Board of Directors recommends a vote AGAINST Item 5

Item 5:  Stockholder proposal: Review and report on executive compensation           FOR           AGAINST          ABSTAIN
                                                                                     [_]             [_]              [_]
CHECK THIS BOX FOR OPEN BALLOT  [_]
(If you check this box, the
Company will be given access
to your proxy)

MEETING ATTENDANCE              [_]
Check this box if you plan to
attend the 2000 Annual Meeting

CHECK THIS BOX FOR ELECTRONIC DELIVERY  [_]
(If you check this box, you agree to
receive future annual reports and proxy
statements by using a computer to access
Unocal's site on the internet, and we
will not mail paper copies of future
annual reports and proxy statements to you unless you request it)

SIGNATURE                              SIGNATURE                             DATE
         ----------------------------            ---------------------------      ----------------

Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If share are held jointly, each stockholder should sign.
                                    - SEE OTHER SIDE FOR IMPORTANT INFORMATION -
--------------------------------------------------------------------------------
                              - FOLD AND DETACH HERE -

                               VOTE BY TELEPHONE
                   24 hours a day/7 days a week - toll free!
                                                  ---------
VOTE BY PHONE:
-------------
1) Read the accompanying Proxy Statement.
2) With your proxy card in hand, dial 1-800-840-1208 using a touch-tone telephone.
3) When prompted, enter your Control Number, located in the lower right-hand
                             --------------                 ----------------
   corner of this form.
   -----
4) Follow the simple instructions to vote your proxy.

or

VOTE BY PROXY CARD: Read the accompanying Proxy Statement, mark, sign, and date
------------------
your proxy card and return promptly in the enclosed envelope. (NOTE: If you vote by telephone, there is no need to mail your Proxy Card).
                   ------------------------

                              THANK YOU FOR VOTING

--------------------------------------------------------------------------------

VIEW UNOCAL'S ANNUAL REPORT AND PROXY STATEMENT ON THE WORLD WIDE WEB!

ANNUAL REPORT: http://www.unocal.com/annualreport

Proxy Statement: http://www.unocal.com/proxy

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

TO: MEMBERS OF THE UNOCAL SAVINGS PLAN

Your voting instructions are solicited on behalf of the Board of Directors of Unocal Corporation for the Annual Meeting of Stockholders to be held on May 22,2000. The shares in your account will be voted as directed. In the absence of such direction, the Trustee of the Unocal Savings Plan will vote the shares in the same proportion on each issue as it votes the shares for which it receives direction, except as limited by law. It is understood that the Trustee will have the authority to vote or give proxy to vote on all other matters which may properly come before the meeting and at any adjournment thereof. Your voting instructions will be kept confidential by the independent voting tabulator.

TO: HOLDERS OF UNOCAL RESTRICTED STOCK

Your voting instructions are solicited on behalf of the Board of Directors of Unocal Corporation for the Annual Meeting of Stockholders to be held on May 22, 2000. Your restricted stock will be voted as directed. In the absence of such direction the Management Development and Compensation Committee of the Board of Directors will vote your restricted stock in its direction, except as limited by law. it is understood that the Management Development and Compensation Committee will have the authority to vote or give proxy to vote on all matters which may properly come before the meeting and at any adjournment thereof.
Your voting instructions will be kept confidential by the independent voting tabulator.

Putnam Fiduciary Trust Company, Trustee      Unocal Corporation, Administrator
Unocal Savings Plan                          Management Incentive Programs
859 Willard Street                           2141 Rosecrans Ave, Suite 4000
Quincy, MA  02269-09110                      El Segundo CA  90245


PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE - UNOCAL SAVINGS PLAN
UNOCAL CORPORATION - ADMINISTRATOR FBO EMPLOYEES WITH RESTRICTED STOCK

ANNUAL MEETING OF STOCKHOLDERS - VOTING INSTRUCTIONS

Please mark your votes as indicated in this example [X]


The Board of Directors Recommends Votes FOR Items 1, 2, 3 and 4
----------------------------------------------------------------------------------------------------------
Item 1:  Election of the following nominees as       FOR ALL         WITHHOLD AUTHORITY
         directors for three-year terms to           Nominees [_]    to vote for ALL nominees [_]
         expire in 2003:

         (01) John W. Amerman
         (02) Roger C. Beach                       Withhold authority to vote for the following nominee(s):
         (03) John W. Creighton, Jr.
         (04) Kevin W. Sharer                      --------------------------------------------------------

Item 2:  Ratification of appointment of PricewaterhouseCoopers LLP                 FOR            AGAINST           ABSTAIN
         as independent accountants                                                [_]              [_]              [_]

Item 3:  Approval of 2000 Executive Stock Purchase Program                         FOR            AGAINST           ABSTAIN
                                                                                   [_]              [_]              [_]

Item 4:  Approval of amendments to 1998 Management Incentive Program               FOR            AGAINST           ABSTAIN
                                                                                   [_]              [_]              [_]

The Board of Directors recommends a vote AGAINST Item 5
----------------------------------------------------------------------------------------------------------------------------
Item 5:  Stockholder proposal: Review and report on executive compensation         FOR            AGAINST           ABSTAIN
                                                                                   [_]              [_]              [_]

SIGNATURE                       SIGNATURE                   DATE
         -----------------------         -------------------    ----------------

Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign.


                                    - See other side for important information -


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                               VOTE BY TELEPHONE
                   24 hours a day/7 days a week - toll free!

VOTE BY PHONE:
-------------

1) Read the accompanying Proxy Statement.
2) With your proxy card in hand, dial 1-800-840-1208 using a touch-tone telephone.
3) When prompted, enter your Control Number, located in the lower right-hand
                             --------------                 ----------------
   corner of this form.
   ------
4) Follow the simple instructions to vote your proxy.

or

VOTE BY PROXY CARD: Read the accompanying Proxy Statement, mark, sign, and date
------------------
your proxy card and return promptly in the enclosed envelope. (NOTE: If you vote by telephone, there is no need to mail your Proxy Card).
                   ------------------------

                              THANK YOU FOR VOTING.

--------------------------------------------------------------------------------

View Unocal's Annual Report and Proxy Statement on the World Wide Web!

Annual Report: http://www.unocal.com/annualreport

Proxy Statement: http://www.unocal.com/proxy

                                              THIS PROXY IS SOLICITED ON BEHALF
(Continued from other side)                   OF THE BOARD OF DIRECTORS FOR THE
                                              MAY 22, 2000 ANNUAL MEETING OF
                                              STOCKHOLDERS OF UNOCAL CORPORATION

                                 UNOCAL [LOGO]

 The Board of Directors recommends votes FOR Items 1, 2, 3 and 4

Item 1: Election of the following nominees as
        directors for three-year terms to               WITHHOLD AUTHORITY
        expire in 2003:                                 to vote for the following nominee(s):
                                                                                             -------------------------------------
        John W. Amerman    John W. Creighton, Jr.
        Roger C. Beach     Kevin W. Sharer

        [_] FOR ALL       [_] WITHHOLD AUTHORITY
            nominees          to vote for all of the nominees

Item 2: Ratification of appointment of
        PricewaterhouseCoopers LLP as
        independent accountants

        [_] FOR      [_] AGAINST       [_] ABSTAIN

Item 3: Approval of 2000 Executive Stock
        Purchase Program

        [_] FOR      [_] AGAINST       [_] ABSTAIN

Item 4: Approval of amendments to 1998                              Signature(s).........................................
        Management Incentive Program
                                                                    .....................................................
        [_] FOR      [_] AGAINST       [_] ABSTAIN
                                                                                                 Dated ............, 2000
 The Board of Directors recommends votes AGAINST Item 5
 ------------------------------------------------------
Item 5: Stockholder proposal:
        Review and report on executive compensation
                                                                    Persons signing in representative capacity should
        [_] FOR      [_] AGAINST       [_] ABSTAIN                  indicate title as such.


                       Board of Directors  UNOCAL CORPORATION
                       Proxy               c/o CHASEMELLON SHAREHOLDER
UNOCAL [LOGO]          Annual Meeting of   SERVICES
                       Stockholders        P.O. BOX 1474, CHURCH STREET
                       May 22, 2000        STATION
                                           NEW YORK, NY 10277-1474

Timothy H. Ling and Dennis P.R. Codon, or either of them, with full power of substitution, are hereby appointed by the signatory of this Proxy to vote all shares of Common Stock represented by this Proxy at the May 22, 2000 Annual Meeting of Stockholders of Unocal Corporation, and any adjournment thereof, on each of the items on the reverse side and in accordance with the directions given there and, in their discretion, on all other matters that may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4, AND AGAINST ITEM 5.

                         (Continued, and to be dated and signed on reverse side)